                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Rule 14a-12

                          HASTINGS ENTERTAINMENT, INC.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1)    Title of each class of securities to which transaction applies:

              -----------------------------------------------------------------

       (2)    Aggregate number of securities to which transaction applies:

              -----------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

              -----------------------------------------------------------------

       (4)    Proposed maximum aggregate value of transaction:

              -----------------------------------------------------------------

       (5)    Total fee paid:

              -----------------------------------------------------------------

[ ]    Fee paid previously with preliminary materials:

              -----------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1)    Amount previously paid:

              -----------------------------------------------------------------

       (2)    Form, Schedule or Registration Statement No.:

              -----------------------------------------------------------------

       (3)    Filing Party:

              -----------------------------------------------------------------

       (4)    Date Filed:

              -----------------------------------------------------------------

                          HASTINGS ENTERTAINMENT, INC.
                              3601 PLAINS BOULEVARD
                              AMARILLO, TEXAS 79102

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON JUNE 19, 2002

       NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Hastings Entertainment, Inc. (the "Company") will be held at our corporate offices, 3601 Plains Boulevard, Amarillo, Texas 79102, on Wednesday, June 19, 2002, at 4:00 p.m., Central Time for the following purposes:

       (1) To elect two directors to the Company's Board of Directors (the "Board") for terms expiring in 2005;

       (2) To approve the Hastings Entertainment, Inc. 2002 Stock Option Plan for Outside Directors;

       (3) To approve the Hastings Entertainment, Inc. 2002 Stock Grant Plan for Outside Directors;

       (4) To approve the Hastings Entertainment, Inc. 2002 Incentive Stock Plan; and

       (5) To consider such other business as may properly come before the Annual Meeting or any adjournments thereof.

       Information concerning the matters to be acted upon at the Annual Meeting is set forth in the accompanying Proxy Statement.

       The close of business on May 6, 2002 was fixed as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. For a period of at least 10 days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be open for examination by any shareholder during ordinary business hours at the offices of the Company at 3601 Plains Boulevard, Amarillo, Texas 79102.

       SHAREHOLDERS ARE URGED TO VOTE BY COMPLETING, DATING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES, BY TELEPHONE OR VIA THE INTERNET AS INSTRUCTED ON THE PROXY CARD. VOTING IN ANY OF THESE WAYS WILL NOT PREVENT SHAREHOLDERS FROM VOTING IN PERSON AT THE ANNUAL MEETING.

                                        By Order of the Board of Directors

                                        /s/ Jerry M. McKee
                                        JERRY M. MCKEE
                                        Secretary
Amarillo, Texas
May 29, 2002

                                 PROXY STATEMENT
                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
GENERAL QUESTIONS AND ANSWERS....................................................................................    1

PROPOSAL NO. 1: ELECTION OF TWO DIRECTORS........................................................................    3

         Nominees for election to the Board of Directors.........................................................    3

         Continuing Directors....................................................................................    3

BOARD MEETINGS AND COMMITTEES....................................................................................    4

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT...................................................    5

EXECUTIVE COMPENSATION...........................................................................................    7

         Option Grants During Fiscal Year 2001...................................................................    8

         Option Exercises During Fiscal Year 2001 and Fiscal Year-End Option Values..............................    9

         Director Compensation...................................................................................    9

         Employee Contracts and Change of Control Arrangements...................................................    9

         Compensation Committee Interlocks and Insider Participation............................................    10

REPORT OF THE COMPENSATION COMMITTEE............................................................................    10

PROPOSAL NO. 2: APPROVAL OF THE HASTINGS ENTERTAINMENT, INC. 2002 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS.......    13

PROPOSAL NO. 3: APPROVAL OF THE HASTINGS ENTERTAINMENT, INC. 2002 STOCK GRANT PLAN FOR OUTSIDE DIRECTORS........    15

PROPOSAL NO. 4: APPROVAL OF THE HASTINGS ENTERTAINMENT, INC. 2002 INCENTIVE STOCK PLAN..........................    16

NEW PLAN BENEFITS TABLE.........................................................................................    20

MARKET VALUE OF OUR COMMON STOCK................................................................................    20

EQUITY COMPENSATION PLAN INFORMATION............................................................................    21

STOCK PERFORMANCE GRAPH.........................................................................................    21

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..................................................................    22

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934............................................    22

AUDIT COMMITTEE REPORT..........................................................................................    22

CHANGES IN AUDITORS.............................................................................................    23

INDEPENDENT AUDITORS............................................................................................    23

FEES PAID TO INDEPENDENT AUDITORS...............................................................................    23

OTHER MATTERS...................................................................................................    24

ANNUAL REPORT...................................................................................................    24

FORM 10-K.......................................................................................................    24

SHAREHOLDER PROPOSALS...........................................................................................    24

ANNEX A: HASTINGS ENTERTAINMENT, INC. 2002 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS.............................   A-1

ANNEX B: HASTINGS ENTERTAINMENT, INC. 2002 STOCK GRANT PLAN FOR OUTSIDE DIRECTORS..............................   B-1

ANNEX C: HASTINGS ENTERTAINMENT, INC. 2002 INCENTIVE STOCK PLAN................................................   C-1

                          HASTINGS ENTERTAINMENT, INC.
                              3601 PLAINS BOULEVARD
                              AMARILLO, TEXAS 79102

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 19, 2002

                                   ---------

                          GENERAL QUESTIONS AND ANSWERS

Q:       WHEN IS THE PROXY STATEMENT BEING MAILED?

A: This Proxy Statement is first being mailed on or about May 29, 2002, to shareholders of the Company by the Board to solicit proxies (the "Proxies") for use at the Annual Meeting of Shareholders.

Q:       WHEN IS THE ANNUAL MEETING AND WHERE WILL IT BE HELD?

A: The Annual Meeting will be held on Wednesday, June 19, 2002, at 4:00 p.m. Central Time at the Company's corporate offices, 3601 Plains Boulevard, Amarillo, Texas.

Q:       WHO MAY ATTEND THE ANNUAL MEETING?

A:       All shareholders of the Company may attend the Annual Meeting.

Q:       WHO IS ENTITLED TO VOTE?

A: Shareholders as of the close of business on May 6, 2002 (the "Record Date") are entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote.

Q:       ON WHAT AM I VOTING?

A:       You will be voting on:

         o The election of two directors to the Board for terms expiring in 2005;

         o The approval of the Hastings Entertainment, Inc. 2002 Stock Option Plan for Outside Directors;

         o The approval of the Hastings Entertainment, Inc. 2002 Stock Grant Plan for Outside Directors;

         o The approval of the Hastings Entertainment, Inc. 2002 Incentive Stock Plan; and

         o Such other business as may properly come before the Annual Meeting or any adjournments thereof.

Q:       HOW DO I VOTE?

A: You may vote by attending the Annual Meeting or, if you chose not to attend, by signing and dating each proxy card you receive and returning it in the enclosed prepaid envelope, by telephone or via the Internet as instructed on the proxy card. If you then decide to attend the Annual Meeting, you may revoke your Proxy by voting in person.

         All shares represented by valid Proxies, unless the shareholder otherwise specifies, will be voted:

         o "FOR" the election of each of the persons identified in "Proposal No. 1: Election of Two Directors" as nominees for election as directors of the Company for a term expiring in 2005;

         o "FOR" the approval of the 2002 Stock Option Plan for Outside Directors as described in "Proposal No. 2: Approval of the Hastings Entertainment, Inc. 2002 Stock Option Plan for Outside Directors" and attached hereto as Annex A;

         o "FOR" the approval of the 2002 Stock Grant Plan for Outside Directors as described in "Proposal No. 3: Approval of the Hastings Entertainment, Inc. 2002 Stock Grant Plan for Outside Directors" and attached hereto as Annex B;

         o "FOR" the approval of the 2002 Incentive Stock Plan as described in "Proposal No. 4: Approval of the Hastings Entertainment, Inc. 2002 Incentive Stock Plan" and attached hereto as Annex C; and

         o At the discretion of the Proxy holders with regard to any other matter that may properly come before the Annual Meeting.

         Where a shareholder has properly specified how a Proxy is to be voted, it will be voted accordingly. The Proxy may be revoked at any time by
         (i) providing written notice of revocation to Jerry M. McKee, Secretary, Hastings Entertainment, Inc., 3601 Plains Boulevard, Amarillo, Texas 79102, or (ii) attending the Annual Meeting and voting in person.

Q:       WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

A: If you receive more than one proxy card, it is because your shares are in more than one account. You will need to sign and return all proxy cards to ensure that all your shares are voted.

Q:       WHO WILL COUNT THE VOTE?

A: Representatives of Mellon Investor Services, Inc., the Company's transfer agent, will tabulate the votes and act as inspectors of election.

Q:       WHAT CONSTITUTES A QUORUM?

A: As of the Record Date, 11,330,327 shares of the Company's Common Stock were issued and outstanding. A majority of the issued and outstanding shares, present or represented by Proxy, will constitute a quorum for the transaction of business at the Annual Meeting. If you submit a properly executed proxy card, then you will be considered part of the quorum. Votes that are withheld and broker non-votes will be counted towards a quorum but will be excluded from, and have no effect on the outcome of, the election of directors.

Q:       WHAT IS THE REQUIRED VOTE FOR ELECTION OF EACH DIRECTOR?

A: The required vote for election of each director is a plurality of the votes of the shares of Common Stock having voting power present or represented by Proxy at the Annual Meeting.

Q: WHAT IS THE REQUIRED VOTE FOR THE APPROVAL OF THE HASTINGS ENTERTAINMENT, INC. 2002 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS, THE HASTINGS ENTERTAINMENT, INC. 2002 STOCK GRANT PLAN FOR OUTSIDE DIRECTORS, AND THE HASTINGS ENTERTAINMENT, INC. 2002 INCENTIVE STOCK PLAN?

A: Each of the Plans proposed for adoption must be approved by the holders of a majority of the total number of outstanding shares of the Company's Common Stock present or represented by proxy at the Annual Meeting, entitled to vote and actually voted on the proposed Plan. If you abstain with respect to any of the Plan proposals, your shares will be considered to have been actually voted against the proposal. Broker non-votes will not be considered to have been actually voted on the proposal.

Q:       HOW MUCH DID THIS PROXY SOLICITATION COST?

A: The Company has hired Mellon Investor Services, Inc. to assist in the distribution of proxy materials and solicitation of votes at a cost of $3,750, plus out-of-pocket expenses. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the owners of Common Stock. Our officers and regular employees may also solicit proxies, but they will not be specifically compensated for such services.

                                 PROPOSAL NO. 1:
                            ELECTION OF TWO DIRECTORS

The Board is divided into three classes, with each of two classes consisting of three directors and one class consisting of two directors. Members of each class of directors generally serve for a term of three years. A director serves until the Annual Meeting of Shareholders in the year in which his or her term expires or until a successor is elected and qualified.

The terms of Messrs. Stephen S. Marmaduke and Daryl L. Lansdale expire at this Annual Meeting, and the Board has nominated each of them for reelection at the Annual Meeting as a director to serve for a three-year term expiring at the Company's Annual Meeting of Shareholders in 2005 or until his successor is elected and qualified. In order to be elected a director, a nominee must receive a plurality of the votes of the shares of Common Stock having voting power present or represented by Proxy at the Annual Meeting.

The nominees have indicated their willingness to serve as members of the Board if elected; however, in case any nominee becomes unavailable for election to the Board for any reason not presently known or contemplated, the Proxy holders have discretionary authority to vote the Proxy for a substitute nominee or nominees. Proxies cannot be voted for more than two nominees. Set forth below is information as to the nominees for election at the Annual Meeting and each of the directors whose term of office will continue after the Annual Meeting, including their ages, present principal occupations, other business experiences during the last five years, membership on committees of the Board and directorships in other companies.

THE BOARD RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES LISTED BELOW FOR ELECTION AS DIRECTORS (ITEM 1 ON THE PROXY CARD.)

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

STEPHEN S. MARMADUKE, age 52, has served as a director of the Company since October 1991. From 1978 to September 1992, Mr. Marmaduke served as Vice President of Purchasing for Western Merchandisers, Inc. ("Western"), the Company's former parent company. Mr. Marmaduke is a former Board Member of the Country Music Association. Mr. Marmaduke is currently a private investor. John
H. Marmaduke and Stephen S. Marmaduke are brothers.

DARYL L. LANSDALE, age 61, has served as a director of the Company since March 2001. Mr. Lansdale is currently a consultant and a private investor. Mr. Lansdale was President of Rush Retail Centers from March 1998 to January 2002. Mr. Lansdale also served as Chairman and Chief Executive Officer of Scotty's, Inc. from July 1987 to March 1996. Mr. Lansdale served as President and Chief Executive Officer of Lil' Things, Inc. from January 1997 to February 1998. Lil' Things, Inc. filed a voluntary petition in the United States Bankruptcy Court for the Northern District of Texas, Dallas Division, on June 10, 1997.

CONTINUING DIRECTORS

JOHN H. MARMADUKE, age 55, has served as President and Chief Executive Officer of the Company since July 1976 and as Chairman of the Board since October 1993. Mr. Marmaduke's Board term expires in 2003. Mr. Marmaduke served as President for Western, from 1982 through June 1994, including the years 1991 through 1994 when Western was a division of Wal-Mart. Mr. Marmaduke also serves on the board of directors of Organized Living, Inc., the Video Software Dealers Association and is a former President of the National Association of Recording Merchandisers. Mr. Marmaduke has been active in the entertainment retailing industry with the Company and its predecessor company for over 30 years. John H. Marmaduke and Stephen S. Marmaduke are brothers.

PETER A. DALLAS, age 66, has served as a director of the Company since October 1991 and its predecessor since 1970. Mr. Dallas' Board term expires in 2004. Mr. Dallas is presently an independent banking consultant. Mr. Dallas served as an officer of Bank of America, N.A. and its predecessors, NationsBank, N.A., Boatmen's First National Bank of Amarillo and The First National Bank of Amarillo, from 1965 to 1999. Mr. Dallas is also a member of the Board of Directors of a private investment company.

GAINES L. GODFREY, age 68, has served as a director of the Company since October 1991 and his current term expires in 2003. Mr. Godfrey served as Senior Vice President of the Company from May 2000 to January 2001 and as Senior Vice President and Chief Financial Officer from May 2000 to October 2000. Mr. Godfrey has been associated with Godfrey Ventures in the field of financial consulting, including evaluations, financing, underwriting, purchases and sales in a wide range of industries, since 1982. Mr. Godfrey was associated with Mesa Petroleum from 1973 to 1982 and served as Vice President of Finance from 1974 to 1982.

JEFFREY G. SHRADER, age 51, has served as a director of the Company since October 1992 and his current term expires in 2003. Mr. Shrader has been a shareholder in the law firm of Sprouse, Smith & Rowley, P.C. in Amarillo, Texas since January 1993. Mr. Shrader is also a member of the Board of Directors of Parallel Petroleum Corporation.

ANN SPECTOR LIEFF, age 50, has served as director of the Company since December 2001 and her current term expires in 2004. Mrs. Lieff is the founder of The Lieff Company and has been its President since 1998. For more than 24 years prior to 1998, Mrs. Lieff was in the music industry employed by Spec's Music serving in various sales positions, Vice President from 1974 to 1981 and President and CEO from 1981 to 1998. Mrs. Lieff is a director of Spec's. Mrs. Lieff currently serves as a Board member of Herzfeld Caribbean Basin Fund, Inc. and Executive Advisory Board, University of Denver Daniels College of Business.

RON G. STEGALL, age 54, has served as a director of the Company since May 1996 and his current term expires in 2004. Mr. Stegall is the founder of Arlington Equity Partners, Inc. and has served as its Chief Executive Officer since January 1992. Mr. Stegall is also the founder of BizMart, Inc. and from October 1987 to December 1991 served as Chief Executive Officer of BizMart. For more than 16 years prior to 1987, Mr. Stegall was employed by Tandy Corporation/Radio Shack Division, serving as Senior Vice President from 1983 to 1987 and Vice President from 1979 to 1983. Mr. Stegall currently serves as Chairman of the Board of InterTAN, Inc. and as a director of Gadzooks, Inc.



                          BOARD MEETINGS AND COMMITTEES

During fiscal 2001, our Board held eight meetings. All incumbent directors attended at least 83% of all Board and applicable committee meetings.

Our Board had both an audit committee and a compensation committee in fiscal
2001.

      o The Audit Committee, pursuant to the Audit Committee Charter, adopted March 30, 2001 and effective June 1, 2001, undertakes a variety of activities designed to assist our Board in fulfilling its oversight role regarding the professional services and independence of the Company's independent auditors and the Company's accounts, procedures and internal controls. The Audit Committee is responsible for (i) reviewing the scope of, and the fees for, the annual audit, (ii) reviewing with the Company's independent auditors, the corporate accounting practices and policies and recommending to whom reports should be submitted within the Company, (iii) reviewing the Company's independent auditors final report, (iv) reviewing with internal and independent auditors overall accounting and financial controls, and (v) being available to the independent auditors during the year for consultation purposes.

         The members of our Audit Committee are Peter A. Dallas, Daryl L. Lansdale and Ron G. Stegall, all of whom are independent directors within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. During fiscal 2001, the Audit Committee met seven times.

      o The Compensation Committee recommends the compensation of the officers of the Company and performs other similar functions and recommends grants of options under the Company's stock option plans for consideration by the Board of Directors. See "Executive Compensation." Committee members are Jeffrey G. Shrader, Peter A. Dallas and Daryl L. Lansdale. The Compensation Committee met two times in fiscal 2001.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as of May 6, 2002 regarding the beneficial ownership of (i) Common Stock of each person known by the Company to own 5% or more of the Company's outstanding Common Stock, (ii) each director and each executive officer, and (iii) all directors and executive officers of the Company as a group.
         The persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them, unless otherwise noted. The percentage of beneficial ownership is calculated based on 11,330,327 shares of Common Stock outstanding as of May 6, 2002.

                                                   AMOUNT AND NATURE
                                                     OF BENEFICIAL
NAME AND ADDRESS (1)                                  OWNERSHIP(2)       PERCENT OF CLASS(3)
--------------------                               -----------------     -------------------
John H. Marmaduke (4)                                   4,122,122               35.13%
Stephen S. Marmaduke (5)                                1,472,228               12.97%
Estate of Sam Marmaduke (6)                             1,010,403               8.92%
P.O. Box 33251
Amarillo, Texas 79102
Peter A. Dallas (7)                                        36,047                  *
Gaines L. Godfrey (8)                                     106,168                  *
Daryl L. Lansdale (9)                                       4,293                  *
Ann S. Lieff                                                5,300                  *
Ron G. Stegall (10)                                        29,239                  *
Jeffrey G. Shrader (11)                                    50,341                  *
Robert A. Berman (12)                                      65,168                  *
Michael J. Woods (13)                                      47,386                  *
James S. Hicks (14)                                        24,501                  *
Dan Crow (15)                                              21,128                  *
Alan Van Ongevalle (16)                                    22,952                  *
Officers and directors as a group (14 persons)          6,006,873               50.42%

---------

*      Represents less than 1%.

(1) Unless otherwise indicated, the address for each of the beneficial owners identified is c/o the Company, 3601 Plains Boulevard, Amarillo, Texas 79102.

(2) Pursuant to Rule 13d-3 under the Exchange Act, a person has beneficial ownership of any securities as to which such person, directly or indirectly, through any contract, arrangement, undertaking, relationship or otherwise has or shares voting power and/or investment power or as to which such person has the right to acquire such voting and/or investment power within 60 days. The number of shares shown includes outstanding shares of Common Stock owned as of May 6, 2002 by the person indicated and shares underlying options owned by such person on May 6, 2002 that were exercisable within 60 days of that date.

(3) Percentage of beneficial ownership as to any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person by the sum of the number of shares outstanding as of such date and the number of unissued shares as to which such person has the right to acquire voting and/or investment power within 60 days.

(4) Includes 1,010,403 shares held by the Estate of Sam Marmaduke, of which John H. Marmaduke is the Independent Executor, and 2,254,525 shares held by the John H. Marmaduke Family Limited Partnership, the managing general partner of which is John H. Marmaduke Management, Inc., of which John H. Marmaduke is president, 38,735 shares held by Martha A. Marmaduke, John
       H. Marmaduke's wife, 2,001 shares held by Margaret Hart Marmaduke, John
       H. Marmaduke's daughter, 10,118 shares held by Owen M. Marmaduke, John H. Marmaduke's son, 3,157 shares and 6,655 shares held in the Company's Associate Stock Ownership Plan and 401(k) Plan, respectively, and options exercisable for 404,720 shares of Common Stock.

(5) Includes 1,380,785 shares held by the Stephen S. Marmaduke Family Limited Partnership, the managing general partner of which is Stephen S. Marmaduke Management, Inc., of which Stephen S. Marmaduke is president, 60,840 shares held by Shelley R. Marmaduke, Stephen S. Marmaduke's wife, and options exercisable for 20,180 shares of Common Stock.

(6)    These shares are also included in the number of shares attributed to John
       H. Marmaduke.

(7)    Includes 20,180 options exercisable for shares of Common Stock

(8)    Includes 19,168 options exercisable for shares of Common Stock.

(9)    Includes 506 options exercisable for shares of Common Stock.

(10) Includes 15,120 options exercisable for shares of Common Stock, 355 shares held by Arlington Equity Partners, of which Ron Stegall is the Chief Executive Officer, and 7,083 shares held by Ron Stegall Limited Partnership, the managing general partner of which is Ron Stegall.

(11)   Includes 20,180 options exercisable for shares of Common Stock.

(12) Includes 1,272 shares held in the Company's Associate Stock Ownership Plan and 20,000 options exercisable for shares of Common Stock.

(13) Includes 1,603 shares and 138 shares held in the Company's Associate Stock Ownership Plan and 401(k) Plan, respectively, and 21,794 options exercisable for shares of Common Stock.

(14) Includes 1,673 shares and 798 shares held in the Company's Associate Stock Ownership Plan and 401(k) Plan, respectively, and 16,530 options exercisable for shares of Common Stock.

(15) Includes 310 shares and 618 shares held in the Company's Associate Stock Ownership Plan and 401(k) Plan, respectively, and 14,000 options exercisable for shares of Common Stock.

(16) Includes 1,158 shares and 127 shares held in the Company's Associate Stock Ownership Plan and 401(k) Plan, respectively, and 12,000 options exercisable for shares of Common Stock.

                             EXECUTIVE COMPENSATION

The following table sets forth information concerning the annual and long-term compensation earned during the last three fiscal years by the Chief Executive Officer and each of our four other most highly compensated officers (collectively, the "named executive officers").

                                                                          LONG-TERM
                                                                     COMPENSATION AWARDS
                                                                   -----------------------
                                                                   RESTRICTED   SECURITIES
                                                                     STOCK      UNDERLYING       ALL OTHER
     NAME AND PRINCIPAL         FISCAL                               AWARDS      OPTIONS/      COMPENSATION
          POSITION              YEAR     SALARY ($)   BONUS ($)       ($)       SARS (#)(1)         ($)
     ------------------         ------   ----------   ---------    ----------  ------------    ------------
John H. Marmaduke               2001     $ 201,770    $ 278,105         --        100,000       $   5,431(2)
Chairman of the Board,          2000     $ 182,577    $ 209,250         --             --       $ 105,437(2)
President and Chief Executive   1999     $ 174,750    $ 228,375         --         32,500       $   4,873(2)
Officer

Robert A. Berman                2001     $ 113,455    $ 108,150         --         40,000       $   4,560(4)
Vice President of Store         2000     $ 106,503    $  94,500    $77,127(3)      50,000       $   4,806(4)
Operations                      1999     $ 100,000    $  76,250    $63,301(5)      43,000       $   4,056(4)

Michael J. Woods                2001     $ 107,067    $  75,603         --         40,000       $   3,928(7)
Vice President and              2000     $  92,151    $  64,800    $53,968(6)      45,000       $   2,609(7)
Chief Information Officer       1999     $  87,500    $  70,000         --         33,000       $   2,364(7)

Dan Crow(8)                     2001     $ 113,377    $  92,813         --         80,000       $   6,377(9)
Vice President and              2000     $  49,731    $  37,500         --         30,000              --
Chief Financial Officer         1999            --           --         --             --              --

James S. Hicks                  2001     $  99,357    $  55,620         --         30,000       $   4,351(11)
Vice President of Purchasing    2000     $  91,288    $  48,600    $13,931(10)     35,000       $   2,963(11)
                                1999     $  90,000    $  45,000         --          7,000       $   2,772(11)

---------

(1)    Options to acquire Common Stock.

(2) The amount shown for Fiscal 2001 includes (i) annual matching contributions paid by the Company for Mr. Marmaduke's account pursuant to the Company's 401(k) Plan in the amount of $1,861 and (ii) an annual contribution paid by the Company for Mr. Marmaduke's account pursuant to the Company's Associate Stock Ownership Plan in the amount of $3,570. In Fiscal 2000, the amount shown includes an annuity with a principal amount of $100,000 funded by the Company for Mr. Marmaduke. Mr. Marmaduke is required to reimburse the Company for the $100,000 purchase price of the annuity if his employment with the Company does not continue through January 31, 2003. The amounts shown for fiscal 2000 and 1999 include (i) annual matching contributions paid by the Company for Mr. Marmaduke's account pursuant to the Company's 401(k) Plan in the amounts of $3,737 and $3,273 in fiscal 2000 and 1999, respectively, and (ii) annual contributions paid by the Company for Mr. Marmaduke's account pursuant to the Company's Associate Stock Ownership Plan in the amounts of $1,700 and $1,600 in fiscal 2000 and 1999, respectively.

(3) Mr. Berman was issued 30,728 Restricted Stock Units with a market value on the date of the award of $77,127 in exchange for certain outstanding Stock Options with an exercise price of $9.00 or more.

(4) The amounts shown include (i) annual matching contributions paid by the Company for Mr. Berman's account pursuant to the Company's 401(k) Plan in the amounts of $2,406, $3,737 and $3,068 in fiscal 2001, 2000 and 1999, respectively, and (ii) annual contributions paid by the Company for Mr. Berman's account pursuant to the Company's Associate Stock Ownership Plan in the amounts of $2,154, $1,069 and $988 in fiscal 2001, 2000 and 1999, respectively.

(5) Mr. Berman was issued 6,230 Restricted Stock Units in fiscal 1999 in lieu of cash bonuses in the amount of $47,488. The Restricted Stock Units had a market value of $63,301 on the date of such award.

(6) Mr. Woods was issued 21,501 Restricted Stock Units with a market value on the date of the award of $53,968 in exchange for certain outstanding Stock Options with an exercise price of $9.00 or more.

(7) The amounts shown include (i) annual matching contributions paid by the Company for Mr. Woods' account pursuant to the Company's 401(k) Plan in the amounts of $1,855, $1,688 and $1,490 in fiscal 2001, 2000 and 1999, respectively, and

       (ii) annual contributions paid by the Company for Mr. Woods' account pursuant to the Company's Associate Stock Ownership Plan in the amounts of $2,073, $921 and $874 in fiscal 2001, 2000 and 1999, respectively.

(8)    Mr. Crow was employed by the Company effective July 31, 2000.

(9) The amounts shown include (i) annual matching contributions paid by the Company for Mr. Crow's account pursuant to the Company's 401(k) Plan in the amount of $4,080 in fiscal 2001, and (ii) an annual contribution paid by the Company for Mr. Crow's account pursuant to the Company's Associate Stock Ownership Plan in the amount of $2,297 in fiscal 2001.

(10) Mr. Hicks was issued 5,550 Restricted Stock Units with a market value on the date of the award of $13,931 in exchange for certain outstanding Stock Options with an exercise price of $9.00 or more.

(11) The amounts shown include (i) annual matching contributions paid by the Company for Mr. Hicks' account pursuant to the Company's 401(k) Plan in the amounts of $2,433, $2,050 and $1,872 in fiscal 2001, 2000 and 1999, respectively, and (ii) annual contributions paid by the Company for Mr. Hicks' account pursuant to the Company's Associate Stock Ownership Plan in the amounts of $1,918, $913 and $900 in fiscal 2001, 2000 and 1999, respectively.

OPTION GRANTS DURING FISCAL YEAR 2001

The following table sets forth information concerning stock options granted during fiscal 2001 to the named executive officers. There have been no grants of SARs during fiscal 2001 or prior years.

                                                                                           POTENTIAL REALIZABLE VALUE
                                                                                           AT ASSUMED ANNUAL RATES OF
                                                                                            STOCK PRICE APPRECIATION
                                       INDIVIDUAL GRANTS                                       FOR OPTION TERM(1)
---------------------------------------------------------------------------------------    -------------------------
                         NUMBER OF      PERCENT OF TOTAL
                         SECURITIES      OPTIONS/SARS
                         UNDERLYING       GRANTED TO
                          OPTIONS/       EMPLOYEES IN       EXERCISE OR
                            SARS            FISCAL           BASE PRICE     EXPIRATION
       NAME             GRANTED(#)(2)       YEAR               ($/SH)          DATES          5% ($)       10% ($)
-------------------     -------------   ----------------    -----------     -----------     ---------     ---------
John H. Marmaduke         25,000(3)           3.7%             $3.300         8/7/2006      $  51,884     $ 131,484
                          75,000(4)          11.1%             $2.995         8/7/2011      $ 141,265     $ 357,994
Robert A. Berman          40,000(4)           5.9%             $2.995         8/7/2011      $  75,342     $ 190,930
Michael J. Woods          40,000(4)           5.9%             $2.995         8/7/2011      $  75,342     $ 190,930
Dan Crow                  40,000(5)           5.9%             $2.660        3/30/2011      $  66,914     $ 169,574
                          40,000(4)           5.9%             $2.995         8/7/2011      $  75,342     $ 190,930
James S. Hicks            30,000(4)           4.4%             $2.995         8/7/2011      $  56,506     $ 143,198

---------

(1) The potential realizable value portion of the foregoing table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the Company's Common Stock over the term of the options. These numbers do not take into account provisions of certain options providing for termination of the options following termination of employment, non-transferability or vesting over periods. The use of the assumed 5% and 10% returns is established by the Securities and Exchange Commission and is not intended by the Company to forecast possible future appreciation of the price of the Common Stock.

(2)    Options to acquire shares of Common Stock.

(3) Fifty percent (50%) of the options are exercisable on August 7, 2002 and the remainder on August 7, 2003.

(4) Twenty percent (20%) of the options are exercisable on each anniversary of August 7, 2001 until all such options are exercisable.

(5) Twenty percent (20%) of the options are exercisable on each anniversary of March 30, 2001 until all such options are exercisable.

OPTION EXERCISES DURING FISCAL YEAR 2001 AND FISCAL YEAR-END OPTION VALUES

The following table sets forth the number and value of all options held at the end of fiscal 2001 by the named executive officers. No options were exercised during fiscal 2001 by the named executive officers of our Company. The Company does not have any outstanding stock appreciation rights.

                           NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                          UNDERLYING UNEXERCISED                IN-THE-MONEY
                          OPTIONS/SARS AT FISCAL           OPTIONS/SARS AT FISCAL
                                YEAR END (#)                    YEAR END ($)(2)
                       ----------------------------     ------------------------------
        NAME           EXERCISABLE    UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
        ----           -----------    -------------     -----------     -------------
John H. Marmaduke        404,720         100,000               --          $242,875
Robert A. Berman          10,000          80,000          $19,500          $178,200
Michael J. Woods          12,794          76,000          $17,550          $170,400
Dan Crow                   6,000         104,000          $13,500          $267,800
James S. Hicks             9,530          58,000          $13,650          $129,750

---------

(1) Value realized is calculated based on the difference between the aggregate exercise price of the options exercised and the aggregate market value of the shares of Common Stock acquired on the date of exercise.

(2) Value of Unexercised In-the-Money Options is determined using the closing price of Hastings Common Stock on January 31, 2002 which was $5.50.

DIRECTOR COMPENSATION

We reimburse all directors for expenses incurred in connection with their activities as directors. Prior to March 30, 2001, non-employee directors of our Company received an annual cash retainer of $15,000 and an annual grant of shares of Common Stock valued at $5,000 for service as directors. In addition, each non-employee director received a fee of $750 for each director meeting and $500 for each committee meeting attended in person or by telephone. Beginning March 30, 2001, non-employee directors of our Company received an annual cash retainer of $15,000 and an annual grant of shares of Common Stock valued at $10,000 for service as directors. In addition, each non-employee director received a fee of $1,000 for each director meeting and $750 for each committee meeting attended in person or by telephone. Also, at March 30, 2001, each of the non-employee directors was issued a one-time grant of 25,000 option shares at the fair market value of Hastings Common Stock on that day. These options have a ten-year life and vest 20% on each anniversary of March 30, 2001. We have a Stock Option Plan for Outside Directors and a Stock Grant Plan for Outside Directors for our non-employee directors. The Directors Option Plan provides that each non-employee director receives an initial option for 2,530 shares of Common Stock upon election as a director, and an annual grant of 2,530 shares thereafter. Each option is granted at the fair market value of the Common Stock of the Company at the time of the grant. All initial and annual stock options granted pursuant to the Directors Option Plan are nonqualified stock options and generally expire 10 years from the date of grant. If optionee ceases to be a director of our company due to death, disability, retirement or a change of control event, grants will expire three years from the date of any such events. If the optionee ceases to be a director of our company for any other reason, grants will expire nine months from the date the optionee ceases to be director. During the fiscal year ending January 31, 2002, outside directors were granted a total of 20,240 options under the Directors Option Plan. As of January 31, 2002, substantially all options available under the Directors Option Plan options has been granted. As of January 31, 2002, all shares of Common Stock available under the Stock Grant Plan for Outside Directors have been granted to non-employee directors.

EMPLOYEE CONTRACTS AND CHANGE OF CONTROL ARRANGEMENTS

The Company has employment agreements with each of Messrs. Marmaduke, Berman, Woods, Hicks and Crow (each, an "Executive"). Each employment agreement provides that the Executive's salary shall be determined by the Board of Directors and that the Executive's employment shall continue until terminated by either the Executive or the Company. Either the Company or the Executive has the right to terminate the employment at any time with or without cause by delivering written notice of termination to the other party. Each agreement provides for a severance payment if the agreement is terminated by the Company without cause (as defined in the agreement). Under such circumstances, Mr. Marmaduke would receive his base annual salary and bonus for a period of 36 months, Messrs. Berman, Woods and Crow would receive their base annual salary and bonus for a period of 24 months and Mr. Hicks would receive his base annual salary and bonus for a period of 18 months following the date of termination, payable over such period at such times as executives of the Company receive their regular salary and bonus payments, and any benefits under any plans of the Company in which the Executive is a participant to the full extent of such Executive's rights under such plans. If the agreements are terminated either voluntarily by the Executive or by the Company with cause, or by reason of death or disability, then the Executive will not be entitled to payments under his employment agreement.

Upon a change in control of the Company, each Executive will receive a payment to compensate him for the loss of long-term capital gains treatment of certain options granted to the Executive. Each employment agreement provides that, in the event the Executive terminates employment with the Company, the Executive may not, for a period of 18 months following termination, work for or assist a competitor of the Company, use certain information obtained from the Company, or induce any other employees of the Company to terminate their relationship with the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The current members of our Compensation Committee are Messrs. Shrader, Dallas and Lansdale. There are no interlocks, as defined in applicable Securities and Exchange Commission rules, and no officer or former officer of Hastings is a member of the Compensation Committee. Mr. Shrader is a shareholder in the law firm of Sprouse, Smith & Rowley, PC in Amarillo, Texas, which has provided legal services to the Company since 1993. During fiscal 2001 the Company made aggregate legal payments of $0.2 million to such law firm. The Company believes that these services have been provided on terms as favorable as those which the Company could have obtained from a non-affiliated third party.


                      REPORT OF THE COMPENSATION COMMITTEE

The Company's compensation program is designed to motivate, reward and retain the management talent the Company needs to achieve its business goals. This program makes a significant portion of officers' compensation dependent upon increases in shareholder value.

The Compensation Committee supervises the Company's compensation program. The Compensation Committee is made up of non-employee Directors who do not participate in any of the compensation plans they administer. The Compensation Committee recommends the salary and other incentives packages of the executive officers of the Company to the Board of Directors, which in turn actually approves the compensation packages.

The Company's success depends on attracting and retaining executives who have developed the skills and expertise required to lead and manage a multimedia entertainment retailer. The Company's philosophy is to do this with (1) competitive base salaries, (2) rewards for performance and accomplishments on an annual basis, and (3) incentives to meet long-term objectives.

The Company pays for performance based on an individual's level of responsibility. The Company motivates performance by recognizing the year's results and by providing incentives for improvement in the future. The three major components of the Company's compensation program are base salary, incentive bonus awards made on an annual basis, and long-term incentive awards.

Base Salary. The Company's salaries are reviewed annually based on competitive positioning (comparing the Company's salary structure with salaries paid by other companies) and the Company's business performance. Initially, the Company's Chief Executive Officer recommends base salary amounts to the Compensation Committee. In reviewing these recommendations, the Compensation Committee uses a number of surveys to determine competitive salary positions. Primarily, the Compensation Committee compares salary structure with both entertainment and non-entertainment retailing companies.

The Company's general headquarters and most of its retail operations are not located in large metropolitan areas. Accordingly, salary ranges are targeted at the median level of the survey data. Within these ranges, the Compensation Committee determines each individual executive officer's salary based on performance, responsibility, experience and results.

Incentive Awards Made on an Annual Basis. A significant portion of an executive officer's income is based upon the Corporate Officer Incentive Program ("COIP"). This program provides for incentive cash payments based upon incentive targets expressed as a percentage of a participant's base salary if certain performance goals are met. Each fiscal year is divided into two separate six-month performance periods, and awards are made for each performance period. Amounts payable under COIP are not guaranteed, and thus a significant portion of each officer's annual compensation is essentially at risk.

At the beginning of each performance period, each officer is assigned an incentive target amount expressed as a percentage of base salary. Generally, the higher the level an officer's responsibility is with the Company, the greater the percentage of his overall annual compensation is subject to being earned under COIP. The incentive target for a performance period can be increased to not more than 125% of the targeted amount or decreased to not less than 50% of the targeted amount based upon performance achievement. At the beginning of each performance period, the Compensation Committee establishes in writing the performance goals that will determine the size of the Incentive Plan awards. As of January 31, 2002, the performance measures for all incentive plan participants were based upon sales and return on equity as defined in the Company's annual business plan. Return on equity is defined as the after-tax rate of return on beginning shareholders' equity for the performance period.

Within 90 days after the end of each performance period, each participant's base salary rate is multiplied by the earned incentive plan award percentage to determine the dollar value of the award for the performance period in question. The maximum annual award payable under the COIP is the lesser of 250% of the participant's most recent annualized base salary or $1,000,000. A portion of any bonus may be used to purchase Restricted Stock Units ("RSU's") of the Company.

In fiscal 2001, during the first six-month performance period, the Company realized 125% of the incentive target and in the second six-month performance period the Company realized 75% of the incentive target.

Long-term Incentive Awards. Long-term incentive rewards are intended to develop and retain strong management through share ownership. Stock options are the primary long-term incentive granted to officers, as well as other key employees of the Company. The Compensation Committee believes that a significant portion of officers' compensation should depend on value created for the shareholders. Options are an excellent way to accomplish this because they tie the officers' interest directly to the shareholders' interest.

The number of options granted to officers is based upon individual performance and level of responsibility. Option grants must be of sufficient size to provide a strong incentive for executives who work for long-term business interests and become significant owners of the business. The Compensation Committee reviews market studies for long-term compensation awards, and endeavors to make option grants to provide the necessary incentive to attract and retain qualified executives.

Deductibility of Compensation. The Compensation Committee has reviewed the impact of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which limits the deductibility of certain otherwise deductible compensation in excess of $1 million paid to the Chief Executive Officer or other named executive officers. It is the policy of the Company to attempt to have its executive compensation plans treated as tax deductible compensation wherever, in the judgment of the Compensation Committee, to do so would be consistent with the objectives of that compensation plan.

Chief Executive Officer Compensation. The total compensation of John H. Marmaduke, the Company's Chairman, President and Chief Executive Officer, was $485,306 during fiscal 2001, representing a base salary of $201,770 and a bonus, pursuant to the COIP, of $278,105, and annual matching contributions paid by the Company for Mr. Marmaduke's accounts pursuant to the Company's 401(k) and Associate Stock Ownership Plans in the amounts of $1,861 and $3,570, respectively. Mr. Marmaduke's compensation was based upon a comparison to the compensation of officers in similar positions at other retailers, taking into consideration the Company's size, performance and business philosophy.

This report is submitted by the members at the end of fiscal 2001 of the Compensation Committee:

                                                Jeffrey G. Shrader, Chair
                                                Peter A. Dallas
                                                Daryl L. Lansdale

                  APPROVAL OF THE HASTINGS ENTERTAINMENT, INC.
          STOCK OPTION PLAN AND STOCK GRANT PLAN FOR OUTSIDE DIRECTORS


We have issued substantially all of the options under our existing Stock Option Plan for Outside Directors and all of the shares of common stock under our existing Stock Grant Plan for Outside Directors available for compensatory grants to members of our Board of Directors that are not employees of Hastings ("Outside Directors"). As a result, on April 5, 2002, the Board approved the Hastings Entertainment, Inc. 2002 Stock Option Plan for Outside Directors (the "2002 Stock Option Plan") and the Hastings Entertainment, Inc. 2002 Stock Grant Plan for Outside Directors (the "2002 Stock Grant Plan"), attached as Annex A and Annex B, respectively, to this Proxy Statement. The Board believes that it is in the best interest of Hastings to attract and retain persons of outstanding competence to serve on our Board and to encourage the highest level of performance by our directors. The 2002 Stock Option Plan and the 2002 Stock Grant Plan are both designed to provide incentive to Outside Directors and align their interests with those of our shareholders. The Board of Directors has directed that the two plans be submitted to the shareholders for approval at the Annual Meeting. Proposal No. 2 seeks the approval of our shareholders for the 2002 Stock Option Plan, and Proposal No. 3 seeks the approval of our shareholders for the 2002 Stock Grant Plan.


                                 PROPOSAL NO. 2
                  APPROVAL OF THE HASTINGS ENTERTAINMENT, INC.
                  2002 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

The 2002 Stock Option Plan authorizes the grant of options exercisable for up to a total of 100,000 shares of our common stock to all our Outside Directors (currently 7 persons).

SUMMARY OF THE HASTINGS ENTERTAINMENT, INC. 2002 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

GENERAL. The purpose of the 2002 Stock Option Plan is to enable us to attract and retain persons of outstanding competence to serve on our Board and, by paying a part of their compensation in common stock options, strengthen the link between the Outside Directors and our shareholders.

SHARES AVAILABLE UNDER THE 2002 STOCK OPTION PLAN. Subject to adjustments described below, the number of shares that may be issued upon exercise of all stock options granted under the 2002 Stock Option Plan may not exceed 100,000. Any shares of common stock which were subject to stock options that are forfeited, surrendered or expire for any reason will again be available for issuance under the 2002 Stock Option Plan.

ELIGIBILITY. Only members of our Board who are not also employees of Hastings, or one of our subsidiaries, are eligible to receive stock options under the 2002 Stock Option Plan.

STOCK OPTION GRANTS. Stock options granted to a participant under the 2002 Stock Option Plan entitle him or her to purchase shares of our common stock at some future time for a price equal to the fair market value at the time of the grant. The exercise price is payable in cash at the time of exercise. Generally, each stock option granted under the 2002 Stock Option Plan will expire on the tenth anniversary of the date of grant except in the case of retirement, death, disability, a merger of Hastings or a change in control of Hastings, as described below.

If the 2002 Stock Option Plan is approved by a majority of our shareholders, each Outside Director who is a member of our Board on June 19, 2002 will receive an initial option under the Plan exercisable for 2,530 shares of our common stock. If an Outside Director becomes a member of our Board after June 19, 2002, he or she will be granted options exercisable for 2,530 shares of common stock on the date of his or her election or appointment to our Board. On June 19, 2003 and annually thereafter, Outside Directors will automatically receive additional options exercisable for 2,530 shares of common stock. An option granted to an Outside Director becomes exercisable for 20% of the common stock included in such option beginning on the first anniversary of the date of the grant of such option and will continue to vest 20% per year thereafter until fully vested, which will occur on the fifth anniversary of the date of the grant of such option. If (i) an Outside Director ceases to be an Outside Director by reason of death, disability or retirement or (ii) Hastings dissolves or liquidates or is a party to a merger in which it is not the surviving corporation or undergoes a change of control (as defined in the 2002 Stock Option Plan), each outstanding option granted to an Outside Director, to the extent not vested, will immediately vest and become exercisable and shall then expire three years thereafter. If an Outside Director ceases to be an Outside Director for any reason other than death, disability or retirement, each outstanding option granted to such Outside Director, to the extent not vested, will immediately vest and become exercisable and shall then expire 270 days thereafter.

ADMINISTRATION AND AMENDMENTS TO THE PLAN. The 2002 Stock Option Plan will be administered and construed by the Administrative Committee. However, material terms such as the number of shares authorized under this automatic plan, the exercise price of options, the automatic grant dates, the vesting schedule of options and other similar terms cannot be changed by the Administrative Committee. The Administrative Committee will be composed of the Chief Executive Officer and two other officers of Hastings designated by the Chief Executive Officer.

The 2002 Stock Option Plan may be amended at any time by the Board without the consent of our shareholders, except that shareholder approval is required for an amendment that would (i) materially increase the benefits accruing to participants, (ii) increase the number of shares of common stock that may be issued under the 2002 Stock Option Plan, or (iii) materially modify the eligibility requirements for participation in the 2002 Stock Option Plan. No amendment may adversely affect any participant's rights under options outstanding prior to the amendment.

TRANSFERABILITY. Options granted under the 2002 Stock Option Plan generally may not be transferred or assigned other than by will, the laws of descent and distribution or a qualified domestic relations order.

ADJUSTMENTS. The maximum number of shares that may be issued under the 2002 Stock Option Plan and the number of shares issuable upon exercise of stock options, and the exercise price per share applicable thereto, are subject to adjustment in the event of stock dividends, stock splits, stock combinations and recapitalizations (or other change in corporate or capital structure), or as the result of mergers, consolidations or other reorganizations of Hastings.

FEDERAL INCOME TAX CONSEQUENCES RELATED TO THE 2002 STOCK OPTION PLAN

The following is a brief summary of certain federal income tax consequences relating to grants of stock options under the 2002 Stock Option Plan based on federal income tax laws currently in effect. This summary is not intended to describe all of the possible tax consequences that could result from the acquisition, holding, exercise or disposition of a stock option or the shares purchased upon exercise of an option and does not describe state, local or foreign tax consequences.

TAX CONSEQUENCES TO PARTICIPANTS. In general, no income will be recognized by a participant at the time a stock option is granted. At the time of exercise of the stock option, the participant will recognize ordinary income if the shares are not subject to a substantial risk of forfeiture (as defined in Section 83 of the Internal Revenue Code of 1986, as amended (the "Code")). The amount of such income will be equal to the difference between the option exercise price and the fair market value of the shares on the date of exercise. At the time of the sale of the shares of common stock acquired pursuant to the exercise of a stock option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held. Long-term capital gains may be eligible for reduced rates if applicable holding period requirements are satisfied.

TAX CONSEQUENCES TO HASTINGS. To the extent that a participant recognizes ordinary income as described above, Hastings, or the subsidiary for which the participant is a director, will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense and is not an "excess parachute payment" within the meaning of Section 280G of the Code.

THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE HASTINGS ENTERTAINMENT, INC. 2002 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS (ITEM 2 ON THE PROXY CARD).

                                 PROPOSAL NO. 3
                  APPROVAL OF THE HASTINGS ENTERTAINMENT, INC.
                   2002 STOCK GRANT PLAN FOR OUTSIDE DIRECTORS

The Board has also directed that the 2002 Stock Grant Plan, attached as Annex B to this Proxy Statement, be submitted to the shareholders for approval at the Annual Meeting. As part of our compensatory arrangements for Outside Directors described under the preceding proposal, the 2002 Stock Grant Plan authorizes the award of up to a total of 50,000 shares of our common stock to all our Outside Directors (currently 7 persons).

SUMMARY OF THE HASTINGS ENTERTAINMENT, INC. 2002 STOCK GRANT PLAN FOR OUTSIDE DIRECTORS

GENERAL. The purpose of the 2002 Stock Grant Plan is to enable us to attract and retain persons of outstanding competence to serve on our Board and strengthen the link between the Outside Directors and our shareholders. All awards granted under the 2002 Stock Grant Plan will be fully vested shares of our common stock.

SHARES AVAILABLE UNDER THE 2002 STOCK GRANT PLAN. Subject to adjustments described below, the number of shares that may be issued under the 2002 Stock Grant Plan may not exceed 50,000.

ELIGIBILITY. Only members of our Board who are not also employees of Hastings, or one of our subsidiaries, are eligible to receive awards under the 2002 Stock Grant Plan.

STOCK GRANTS. If the 2002 Stock Grant Plan is approved by a majority of our shareholders, each Outside Director who is a member of our Board on June 19, 2002 will receive an award of shares of our common stock with an aggregate fair market value on that date of $10,000. Outside Directors elected or appointed to the Board after June 19, 2002, will receive a similar grant upon such election or appointment. Annually thereafter, on June 19 of each year, Outside Directors will automatically receive an additional award of shares of our common stock with an aggregate fair market value of $10,000 on the date of such additional award.

ADMINISTRATION AND AMENDMENTS TO THE PLAN. The 2002 Stock Grant Plan will be administered and construed by the Administrative Committee. However, material terms such as the number of shares authorized under this plan, the eligibility requirements and the dates and amounts of awards cannot be changed by the Administrative Committee. The Administrative Committee will be composed of the Chief Executive Officer and two other officers of Hastings designated by the Chief Executive Officer.

The 2002 Stock Grant Plan may be amended or repealed at any time by the Board without the consent of our shareholders, but no amendment may adversely affect the rights of a participant with respect to an award that was made prior to such action.

ADJUSTMENTS. The maximum number of shares that may be issued under the 2002 Stock Grant Plan is subject to adjustment in the event of stock dividends, stock splits, stock combinations, recapitalizations (or other change in corporate or capital structure), or as the result of mergers, consolidations or other reorganizations of Hastings.

FEDERAL INCOME TAX CONSEQUENCES RELATED TO THE 2002 STOCK GRANT PLAN

The following is a brief summary of certain federal income tax consequences relating to grants of shares of stock under the 2002 Stock Grant Plan based on federal income tax laws currently in effect. This summary is not intended to describe all of the possible tax consequences that could result from the acquisition or disposition of shares of stock granted under the plan and does not describe state, local or foreign tax consequences.

TAX CONSEQUENCES TO PARTICIPANTS. In general, a participant will recognize ordinary income at the time shares of stock are granted. The amount of income recognized will be equal to the fair market value of the shares at the time of the grant. Any appreciation (or depreciation) in the value of the shares after the date of the grant to the participant will be treated, upon sale or other taxable disposition, as either short-term or long-term capital gain (or loss) depending upon how long the shares have been held.

TAX CONSEQUENCES TO HASTINGS. To the extent that a participant recognizes ordinary income as described above, Hastings will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense and is not an "excess parachute payment" within the meaning of Section 280G of the Code.

THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE HASTINGS ENTERTAINMENT, INC. 2002 STOCK GRANT PLAN FOR OUTSIDE DIRECTORS (ITEM 3 ON THE PROXY CARD).


                                 PROPOSAL NO. 4
                  APPROVAL OF THE HASTINGS ENTERTAINMENT, INC.
                            2002 INCENTIVE STOCK PLAN

We have also issued substantially all of the awards available for grant under our Amended 1996 Incentive Stock Plan and 1994 Stock Option Plan, our stock-based incentive plans principally for employees and officers. As a result, on April 5, 2002, the Board approved the Hastings Entertainment, Inc. 2002 Incentive Stock Plan (the "2002 Incentive Stock Plan"), attached as Annex C to this Proxy Statement. The Board has directed that the 2002 Incentive Stock Plan be submitted to the shareholders for approval at the Annual Meeting. The 2002 Incentive Stock Plan authorizes the grant of certain awards in the form of stock options, stock appreciation rights, restricted and unrestricted shares of common stock and other stock-based awards. The maximum number of shares of common stock available for all awards under the stock option and stock grant provisions of the plan is 500,000. We are seeking your approval to adopt the 2002 Incentive Stock Plan.

The Board believes that it is in the best interest of Hastings, and it is the Board's goal, to attract, retain and provide incentives to our employees, officers, directors and consultants, which in turn increases overall shareholders' value. The 2002 Incentive Stock Plan is designed to achieve those goals and is intended to align the interests of our employees, officers, directors and consultants with those of our shareholders.

SUMMARY OF THE 2002 INCENTIVE STOCK PLAN

GENERAL. The purpose of the 2002 Incentive Stock Plan is to enable us to attract, retain and provide incentives to persons of outstanding competence to serve as our employees, officers, directors and consultants.

SHARES AVAILABLE UNDER THE 2002 INCENTIVE STOCK PLAN. Subject to adjustments described below, the number of shares of common stock that may be issued under stock option and restricted, unrestricted and other stock grant provisions of the 2002 Incentive Stock Plan may not exceed 500,000. If awards are granted under the 2002 Incentive Stock Plan and are subsequently cancelled, forfeited, surrendered, terminated, paid in cash or expire unexercised, or are issued in variable awards which become fixed at less than their maximum award amount, the shares of stock underlying such awards and the excess amount of such variable award will again be available for issuance under the 2002 Incentive Stock Plan. The plan will expire on June 19, 2012 and no award may be granted after such date.

ELIGIBILITY. Any employee, officer, member of our Board or consultant of Hastings, or one of our subsidiaries, is eligible to receive awards under the 2002 Incentive Stock Plan.

ADMINISTRATION OF THE 2002 INCENTIVE STOCK PLAN. The 2002 Incentive Stock Plan will be administered by the Compensation Committee, which is a committee of our Board. All members of the Compensation Committee, which may not be less than two, will be "outside directors" within the meaning of Section 162(m) of the Code and "Non-Employee Directors" within the meaning of Rule 16b-3 under Section 16 of the Securities and Exchange Act. The Board or the Compensation Committee will determine the participation of employees, officers, directors and consultants (each a "Participant") in the 2002 Incentive Stock Plan. The Board or the Compensation Committee will determine which type of award to grant to a Participant and the terms of such grant, including vesting schedules, retirement and termination rights and any applicable payment options. The terms and conditions of each grant made to a Participant under the 2002 Incentive Stock Plan are required to be set forth in an Award Agreement.

AWARD GRANTS. Awards made under the 2002 Incentive Stock Plan may consist of any of the following types of awards on a stand alone or combination basis:

         Stock Options. Stock options granted to a Participant under the 2002 Incentive Stock Plan entitle him or her to purchase shares of our common stock at some future time for a price fixed on the date of grant (which may or may not be less than the fair market value of our common stock at the time of the grant). A Participant's payment alternatives for the exercise price of an option are required to be set forth in the Award Agreement associated with the grant and may include payment in a "cashless exercise" program. Generally, an option granted to a Participant becomes exercisable for 20% of the common stock included in such option beginning on the first anniversary of the date of the grant of such option and will continue to vest 20% per year thereafter until fully vested. However, the Compensation Committee has the authority to establish different vesting schedules and to accelerate the vesting of options at any time.

         Incentive Stock Options. Incentive stock options may only be granted to our employees or employees of our subsidiaries. Incentive stock options under the 2002 Incentive Stock Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 or any successor section of the Code. The exercise price of an incentive stock option will be at least 100% of the fair market value of the shares of common stock on the date of grant. The term of an incentive stock option may not exceed ten years. All other terms of incentive stock options, including vesting schedules, shall be determined by the Compensation Committee.

         Stock Award. A Participant may be awarded fully vested shares of our common stock.

         Restricted Shares. A Participant may be awarded shares of our common stock that are subject to forfeiture until certain restrictions are removed or certain terms and conditions are fulfilled. The Compensation Committee has the authority to impose any restrictions and apply any terms and conditions to awards of common stock to Participants.

         Stock Appreciation Right. The Compensation Committee may grant the Participant a stock appreciation right, which may or may not be in tandem with a grant of a stock option. A stock appreciation right allows the Participant to receive the increase, if any, during the life of the award, in the fair market value of the number of shares of common stock underlying the award.

         Dividend Equivalent Right. A Participant may be granted the right to receive a cash amount (or the equivalent thereof in shares of common stock) equal to the amount of dividends paid on a specified number of shares of common stock during the period the Dividend Equivalent Right is effective.

         Stock Options in Lieu of Compensation. Under the plan, an employee, director or officer may be given the right to exchange his or her annual retainer, fee or compensation for stock options the terms of which would be determined by the Compensation Committee.

         Other Stock-Based Awards. The plan also provides that a Participant may be awarded other common stock-based awards. Any award of this type must be related to or serve a similar function as the other awards permitted under the 2002 Incentive Stock Plan.

AMENDMENTS TO THE 2002 INCENTIVE STOCK PLAN. The 2002 Incentive Stock Plan may be terminated, modified or amended at any time by the Board without the consent of our shareholders, except where such consent is required by applicable law or applicable rules and regulations of a national securities exchange. No termination, modification or amendment of the 2002 Incentive Stock Plan may adversely affect the rights of any holder of an award previously granted without the consent of such holder.

TRANSFERABILITY. Awards granted under the 2002 Incentive Stock Plan (other than shares of common stock received upon exercise of an option or otherwise, upon which any applicable restriction has lapsed) generally may not be transferred or assigned other than by will or the laws of descent and distribution.

ADJUSTMENTS. The maximum number of shares of common stock which may be awarded under the 2002 Incentive Stock Plan and the number of shares and price per share of any outstanding award are subject to adjustment in the event of stock dividends, stock splits, stock combinations, recapitalizations (or other change in corporate or capital structure), mergers, consolidations or other reorganizations of Hastings.

CHANGE IN CONTROL. All unvested, unexercisable or potentially forfeitable awards granted to Participants under the 2002 Incentive Stock Plan shall immediately vest, become immediately exercisable and/or cease to be subject to any risk of forfeiture, as applicable, in the event of a change of control of Hastings (as defined in the 2002 Incentive Stock Plan).

FEDERAL INCOME TAX CONSEQUENCES RELATED TO THE 2002 INCENTIVE STOCK PLAN

The following is a brief summary of certain federal income tax consequences relating to certain awards under the 2002 Incentive Stock Plan based on federal income tax laws currently in effect. This summary is not intended to describe all of the possible tax consequences that could result from the acquisition, holding, exercise or disposition of a stock option or shares of common stock purchased or granted pursuant to, or any other award granted under, the plan and does not describe state, local or foreign tax consequences.

TAX CONSEQUENCES TO PARTICIPANTS.

         Incentive Stock Options. A Participant will not recognize income upon the grant of an option intended to be an incentive stock option. Furthermore, a Participant will not recognize income upon the exercise of an incentive stock option if he or she satisfies certain employment and holding period requirements. To satisfy the employment requirement, a Participant must exercise the option not later than three months after he or she ceases to be an employee of Hastings and its subsidiaries (one year if he or she is disabled). To satisfy the holding period requirement, a Participant must hold the shares acquired upon exercise of the incentive stock option for more than two years from the grant of the option and more than one year after the shares are transferred to him or her. If these requirements are satisfied, the Participant will be taxed on any gain (measured by the difference between the Participant's basis in the shares and the net proceeds of the sale) at capital gain rates on the sale of the shares.

         If stock acquired upon the exercise of an incentive stock option is sold, exchanged or otherwise disposed of without satisfying the holding period requirement, the Participant will usually recognize ordinary income at the time of disposition equal to the amount of the difference between the fair market of the stock on the date the option is exercised and the exercise price of the option.

         Non-Qualified Stock Options. In general, no income will be recognized by a Participant at the time a stock option is granted. At the time of exercise of the stock option, the Participant will recognize ordinary income if the shares are not subject to a substantial risk of forfeiture (as defined in Section 83 of the Internal Revenue Code). The amount of such income will be equal to the difference between the option exercise price and the fair market value of the shares on the date of exercise. At the time of the sale of the shares of common stock acquired pursuant to the exercise of a stock option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held. Long-term capital gains may be eligible for reduced rates if applicable holding period requirements are satisfied.

         Stock Options in Lieu of Compensation. If a Participant makes a timely election to receive stock options in payment of all or part of their compensation in accordance with procedures established by Hastings, the tax treatment of such options will be as described above for incentive stock options or non-qualified stock options, as applicable.

         Stock Appreciation Right. In general, ordinary income will be recognized by a Participant at the time he or she receives payment on a stock appreciation right in the amount of the payment.

         Restricted Shares. In general, a Participant will not recognize ordinary income upon receipt of restricted shares. The Participant will recognize ordinary income when the shares are transferable by the Participant or are no longer subject to a substantial risk of forfeiture, whichever occurs earlier. When the shares are either transferable or no longer subject to a substantial risk of forfeiture, the Participant will recognize ordinary income in an amount equal to the fair market value of the shares at that time. A Participant may, however, elect to recognize ordinary income in the year the restricted shares are granted in an amount equal to the fair market value of the shares at that time, determined without regard to the restrictions. Any appreciation (or depreciation) in the value of the shares after the date the shares become transferable or are no longer subject to substantial risk of forfeiture (or after the Participant has made the election referred to in the preceding sentence), if applicable, will be treated as either short-term or long-term capital gain (or loss) depending upon how long the shares have been held.

         Dividend Equivalent Right. In general, ordinary income will be recognized by a Participant at the time he or she receives payment on a dividend equivalent right. The amount of ordinary income recognized will be equal to the amount paid.

         Stock Award. In general, a Participant will recognize ordinary income at the time shares of stock are granted. The amount of income recognized will be equal to the fair-market value of the shares at the time of the grant. Any appreciation (or depreciation) in the value of the shares after the date of the grant to the Participant will be treated as either short-term or long-term capital gain (or loss) depending upon how long the shares have been held.

TAX CONSEQUENCES TO HASTINGS. To the extent that a Participant recognizes ordinary income as described above, Hastings, or the subsidiary for which the Participant performs services, will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Internal Revenue Code.

THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE HASTINGS ENTERTAINMENT, INC. 2002 INCENTIVE STOCK PLAN (ITEM 4 ON THE PROXY CARD).

                             NEW PLAN BENEFITS TABLE

The following table shows the value and number of shares of common stock of anticipated annual option and share grants under the 2002 Stock Option Plan and the 2002 Stock Grant Plan, for which approval is sought in this proxy statement, to our Chief Executive Officer, each of the other Named Executives, all current executive officers as a group, all current directors who are not executive officers as a group and all employees, including all current officers who are not executive officers as a group. If the 2002 Incentive Stock Plan is approved by our shareholders, the Compensation Committee of the Board will determine, on an individual basis, the amount and type of awards to be granted to participants in the 2002 Incentive Stock Plan. The benefits that will be received or allocated, or would have been received or allocated following the last completed fiscal year if the 2002 Incentive Stock Plan had been in effect, are not presently determinable and are not, therefore, set forth in the table.


                                NEW PLAN BENEFITS

                                               2002 STOCK OPTION PLAN     2002 STOCK GRANT PLAN
                                               -----------------------   -----------------------
                                                               ANNUAL
                                                               OPTION                     ANNUAL
                                               DOLLAR VALUE    GRANTS    DOLLAR VALUE     STOCK
       NAME AND POSITION                          ($)(1)      (SHARES)        ($)       GRANTS(2)
       -----------------                       ------------   --------   -------------  ---------
 John H. Marmaduke .........................          0             0             0            0
    Chairman of the Board, President
    and Chief Executive Officer
 Robert A. Berman ..........................          0             0             0            0
    Vice President of Store Operations
 Michael J. Woods ..........................          0             0             0            0
    Vice President and Chief Information
    Officer
 James S. Hicks ............................          0             0             0            0
    Vice President of Purchasing
 Dan Crow ..................................          0             0             0            0
    Vice President and Chief Financial
    Officer
 Executive Group ...........................          0             0             0            0
 Non-Executive Director Group ..............    $56,247        17,710       $70,000        9,929
 Non-Executive Officer Employee Group ......          0             0             0            0

---------

(1) The dollar value of the options was estimated using the Black-Scholes option pricing model, as if the options were granted on May 1, 2002 with an exercise price of $7.05 per share, the market price of our common stock on that date, and using the following assumptions: a risk-free interest rate of 6.17%; dividend yield of 0.0%; expected volatility of .82; and a weighted average expected life of the options of 10 years.

(2) The number of shares was determined as if the shares were granted on May 1, 2002. The market price of our common stock on May 1, 2002 was $7.05 per share.


                        MARKET VALUE OF OUR COMMON STOCK

The market value of our common stock was $7.05 per share on May 1, 2002, based on the closing price of our common stock on that date.

       INFORMATION REGARDING PLANS AND OTHER ARRANGEMENTS NOT SUBJECT TO
                SECURITY HOLDER ACTION IN THIS PROXY STATEMENT.

The following table sets forth information concerning stock options outstanding, the weighted average exercise price of those options and options remaining to be granted under existing option plans, whether approved or not approved by security holders, as of January 31, 2002. The purpose of this table is to illustrate the potential dilution that could occur from past and future equity grants. The Company does not have any outstanding warrants or stock appreciation rights.

                      EQUITY COMPENSATION PLAN INFORMATION

                        NUMBER OF SECURITIES                               NUMBER OF SECURITIES
                             TO BE ISSUED         WEIGHTED-AVERAGE        REMAINING AVAILABLE FOR
                          UPON EXERCISE OF        EXERCISE PRICE OF       FUTURE ISSUANCE UNDER
                        OUTSTANDING OPTIONS,     OUTSTANDING OPTIONS,        EXISTING EQUITY
    PLAN CATEGORY       WARRANTS AND RIGHTS      WARRANTS AND RIGHTS      COMPENSATION PLANS(*)
    -------------       --------------------     --------------------     ----------------------
Equity compensation
   plans approved by
   security holders          1,595,285                $    3.12                  545,384
Equity compensation
   plans not approved
   by security holders              --                       --                       --
                             ---------                ---------               ----------
         Total               1,595,285                $    3.12                  545,384
                             =========                =========               ==========

---------

(*)      This number excludes the number of securities to be issued upon the exercise of outstanding options, warrants and rights. As of May 6, 2002, the number of securities remaining available for future issuance under existing equity compensation plans was 13,909, of which 5,040 were available under our existing stock option plan for outside directors and 8,869 were available under our existing incentive stock plans. As of that date, the number of securities to be issued upon exercise of outstanding options, warrants and rights was 1,880,989 and the weighted average exercise price thereof was $3.72.


                             STOCK PERFORMANCE GRAPH

The following graph compares the annual cumulative total shareholder return on an investment of $100 on June 12, 1998 (the first day of public trading) in the Company's Common Stock, based on the market price of the Common Stock, with the cumulative total return of similar investments in the Nasdaq National Market Retail Trade Stocks Index and in the S&P 500 Market Index.

Performance Graph

        Date         HAST      S&P 500     Retail Trade Index
     ---------     -------     -------     ------------------
     12-Jun-98     100.000     100.000         100.000
     29-Jan-99     106.570     117.862          85.735
     31-Jan-00      32.832     129.996          67.066
     31-Jan-01      15.661     129.034          82.562
     31-Jan-02      44.444     108.301          96.564

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Jeffrey G. Shrader, a director of the Company, is a shareholder in the law firm of Sprouse, Smith & Rowley, PC, Amarillo, Texas, which has provided legal services to the Company since 1993. (See "Compensation Committee Interlocks and Insider Participation").

Gaines L. Godfrey, currently a director of the Company, owns, as a limited partner, interests of 10% or less in certain limited partnerships that lease land and improvements to the Company under triple net leases. During fiscal 2001 the Company made aggregate lease payments of $0.6 million, to such limited partnerships. The Company believes that these leases are on terms as favorable as those which the Company could have obtained from a non-affiliated third party.


      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

To our knowledge, based solely on the review of the forms submitted to us during and with respect to the 2001 fiscal year, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with and have been timely filed.


                             AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the Board of Directors have established, and the audit process.

The Audit Committee obtained from its independent auditors, Ernst & Young LLP, a formal report delineating all relationships between the independent auditors and the Company that may bear on the auditors' independence consistent with Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee also discussed and reviewed with the independent auditors and Company management audit plans, audit scope, identification of audit risks and the quality and adequacy of the Company's internal controls.

The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees."

The Audit Committee reviewed with Company management and the independent auditors the audited financial statements of the Company as of and for the fiscal year ended January 31, 2002. The management of the Company has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

Based on the above mentioned reviews and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended January 31, 2002 be included in the Company's Annual Report on Form 10-K for filing with the Security and Exchange Commission.

The Audit Committee has considered whether the provision of the services other than those described under "Audit Fees" below is compatible with maintaining the independence of the principal auditor, and has concluded that such services are compatible with auditor independence.

                                               Peter A. Dallas, Chair
                                               Daryl L. Lansdale
                                               Ron G. Stegall


                               CHANGES IN AUDITORS

On September 22, 2000, with the recommendation of the Audit Committee and approval of the Board of Directors, the Company dismissed KPMG LLP ("KPMG") as its independent auditors.

Other than as described herein, in connection with the audits of the two fiscal years ended January 31, 2000 and 1999, and subsequent interim periods through September 22, 2000, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. The Company believes that a disagreement occurred between itself and KPMG with respect to the Company's Form 10-Q for the period ended July 31, 2000. The disagreement involved the classification within the consolidated statement of operations of a write-down of inventory that if not resolved to KPMG's satisfaction would have caused it to make reference to the subject matter of the disagreement. Such disagreement was brought to the attention of the Company's audit committee on August 31, 2000 and resolved to the satisfaction of KPMG. Further, in connection with the audit of the Company's consolidated financial statements for the year ended January 31, 2000, KPMG informed the Company and its audit committee of conditions involving internal controls and financial reporting that represented serious weaknesses that were considered collectively to be a material weakness. KPMG advised the Company that, in completing its audit, it considered the aforementioned material weakness in determining the nature, timing, and extent of the audit tests applied to enable it to issue its opinion on the Company's consolidated financial statements.

The audit reports of KPMG on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended January 31, 2000 and 1999, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.


                              INDEPENDENT AUDITORS

The Board, upon the recommendation of the audit committee, has approved the selection of Ernst & Young LLP to serve as our independent auditors for the fiscal year ended January 31, 2002. Ernst & Young LLP has been selected to serve as our independent auditors for the fiscal year ending January 31, 2003. Representatives of Ernst & Young LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions presented at the Annual Meeting.


                        FEES PAID TO INDEPENDENT AUDITORS

Aggregate fees paid for professional services rendered by Ernst & Young LLP for the annual audit for the year ended January 31, 2002 were $251,885, including audit fees of $233,585 and other audit related fees of $18,300, and all other fees paid to Ernst and Young LLP during the fiscal year were $6,222.

                                  OTHER MATTERS

We do not know of any other matters to be presented or acted upon at the Annual Meeting. If any other matter is presented at the Annual Meeting on which a vote may properly be taken, the shares represented by Proxies will be voted in accordance with the judgment of the Proxy holders.


                                  ANNUAL REPORT

The Annual Report to Shareholders of the Company, including financial statements for the fiscal year ended January 31, 2002, accompanies this Proxy Statement. The Annual Report is not to be deemed part of this Proxy Statement.


                                    FORM 10-K

COPIES OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K (EXCLUDING EXHIBITS) ARE AVAILABLE, WITHOUT CHARGE, UPON WRITTEN REQUEST TO HASTINGS ENTERTAINMENT, INC., 3601 PLAINS BOULEVARD, AMARILLO, TEXAS 79102, ATTENTION: INVESTOR RELATIONS DEPARTMENT OR BY VISITING THE INVESTOR RELATIONS SECTION OF THE COMPANY'S WEB SITE AT WWW.GOHASTINGS.COM. Exhibits to the Form 10-K will be furnished upon payment of a fee of $0.50 per page to cover the Company's expenses in furnishing the exhibits.


                              SHAREHOLDER PROPOSALS

To be considered for inclusion in our proxy statement for the 2003 Annual Meeting, proposals of shareholders must be in writing and received by us no later than January 29, 2003. To be presented at the 2003 Annual Meeting without inclusion in our proxy statement for such meeting, proposals of shareholders must be in writing and received by us no later than May 1, 2003. Such proposals should be mailed to Hastings Entertainment, Inc., 3601 Plains Boulevard, Amarillo, Texas 79102 and directed to the Secretary of the Company.

                                        By Order of the Board of Directors

                                        /s/ Jerry M. McKee
                                        JERRY M. MCKEE
                                        Secretary
Amarillo, Texas
May 29, 2002

                                     ANNEX A

                          HASTINGS ENTERTAINMENT, INC.
                  2002 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS


         1. PURPOSE. The purpose of this Stock Option Plan for Outside Directors (the "Plan") is to enable Hastings Entertainment, Inc. ("Hastings") to attract and retain persons of outstanding competence to serve on its Board of Directors and strengthen the link between the Directors and Hastings stockholders by paying Outside Directors a portion of their compensation in options to purchase Hastings' common stock (collectively, the "Options").

         2. DEFINITIONS.

         (a) The terms "Outside Directors" or "Participant" mean a member of the Board of Directors of Hastings who is not an employee (within the meaning of the Employee Retirement Income Security Act of 1974) of Hastings or any of its subsidiaries. A Director of Hastings who is also an employee of Hastings or any of its subsidiaries shall become eligible to participate in the Plan and shall be entitled to receive Options hereunder upon the termination of such employment.

         (b) The term "Disability" means a permanent and total disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended.

         (c) The term "Retirement" shall mean normal retirement as an Outside Director under the policy adopted by Hastings.

         (d) The term "Committee" shall mean the Administrative Committee established pursuant to Section 9 hereof.

         (e) The term "Fair Market Value" (i) if Hastings' common stock is publicly traded on a national market on the date in question, shall be the average of the high and low sale price for Hastings' common stock on the date in question (or the most recent date prior thereto that sales take place), or (ii) if Hastings' common stock is not publicly traded on a national market on the date in question, the price as determined in the most recent valuation prepared for the Company's Associates' Stock Ownership Plan.

         3. ELIGIBILITY. All Outside Directors of Hastings shall be eligible to receive Options hereunder.

         4. SHARES SUBJECT TO THE PLAN. Subject to adjustment in accordance with
Section 7 hereof, the total number of common stock which may be granted as Options under the Plan is 100,000 ("Shares"). The Shares shall be either authorized and unissued shares or treasury shares. Any Shares subject to the unexercised portion of any Option granted under the Plan which expires or terminates without being exercised shall again be available for grant under the Plan.

         5. STOCK OPTION AWARDS.

         (a) Annual Grants. Subject to the maximum number of Shares available under the Plan, each Outside Director shall automatically receive on June 19, 2002, an Option to purchase 2530 Shares ("Initial Option"). Subject to the maximum number of Shares available under the Plan, Outside Directors who are elected or appointed to the Board of Directors after such date shall automatically receive an Initial Option to purchase 2530 Shares on the date of such Outside Director's initial election or appointment to the Board of Directors. Commencing with the first anniversary of the grant of the Initial Option on June 19, 2002 and on each anniversary thereafter, each such Outside Director, so long as he or she remains an Outside Director, shall automatically receive an additional Option to purchase 2530 Shares.

         (b) Option Terms. Each Option and the issuance of Shares thereunder shall be subject to the following terms:

                  (i) Each Option shall be evidenced by an option agreement ("Agreement") duly executed on behalf of Hastings. Each Agreement shall comply with and be subject to the terms and conditions of the Plan. Any Agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee, subject to the restrictions on the Committee's powers set forth in Section 9 of this Plan.

                  (ii) The Option exercise price shall be the Fair Market Value of the Shares subject to the Option on the date of grant thereof.

         (c) Exercisability; Vesting. Subject to Section 7 hereof, each Option shall become exercisable with respect to 20% of the Shares subject thereto on each of the first, second, third, fourth and fifth anniversaries of the date of grant of such Option, provided that if the Participant optionee ("Optionee") ceases to be an Outside Director for any reason, any unvested portion of any Option shall immediately become vested. (The exercise date of each Option is referred to as the "Exercise Date").

         (d) Time and Manner of Exercise of Option.

                  (i) From and after its Exercise Date, an Option may be exercised in whole or in part at any time and from time to time; provided, however, that only whole Shares will be issued pursuant to the exercise of any Option.

                  (ii) Any Option may be exercised by giving written notice, signed by the person exercising the Option, stating the number of Shares with respect to which the Option is being exercised with payment to be made in cash. The notice of exercise shall be irrevocable. The Committee may permit other methods of payment, including through broker-assisted same day transactions.

         (e) Terms of Options. Each Option shall expire ten (10) years from the date of grant, but shall be subject to earlier expiration under the following circumstances:

                  (i) In the event that an Optionee ceases to be an Outside Director for any reason other than the Optionee's death or resignation from the Board due to a Disability, Retirement, a Merger or Consolidation event (as provided in Section 8(a)), or a "Change in Control" (as hereinafter defined), the Options granted to such Optionee shall automatically expire at midnight 270 calendar days following the date such Optionee ceases to be an Outside Director.

                  (ii) In the event of an Optionee's death, Disability or Retirement, a Merger or Consolidation event (as provided in Section 8(a)) or a "Change in Control" (as hereinafter defined), all Options granted to such Optionee shall be exercisable on the date of such event and shall expire three
(3) years thereafter. After the date of the Optionee's death, the Options held by such Optionee may be exercised by the Optionee's legal representatives or the Optionee's estate, by any person or persons whom the Optionee shall have designated in writing on forms prescribed by and filed with Hastings or, if no such designation has been made, by the person or persons to whom the Optionee's rights have passed by will or the laws of descent and distribution.

         (f) Transferability. During an Optionee's lifetime, an Option may be exercised only by the Optionee or the Optionee's legal representative. Options granted under the Plan and the rights and privileges conferred thereby shall not be subject to execution, attachment or similar process and may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or the laws of descent and distribution or a "qualified domestic relations order" as defined in the Internal Revenue Code of 1986 ("Code") or the Employee Retirement Income Security Act ("ERISA") except that, to the extent permitted by applicable law and Rule 16b-3 under Section 16 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), the Committee may permit an Optionee to designate in writing during the Optionee's lifetime a beneficiary to receive and exercise Options in the event of the Optionee's death, as provided herein. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any Option under the Plan or of any right or privilege conferred thereby, contrary to the provisions of the Plan, or the sale or levy or any attachment or similar process upon rights and privileges conferred hereby, shall be null and void.

         (g) Optionee's or Successor's Rights as Stockholder. Neither an Optionee nor an Optionee's successors in interest shall have any rights as a stockholder of Hastings with respect to any Shares subject to an Option granted to such person until such person becomes a holder of record of such Shares.

         6. EFFECT ON DIRECTORSHIP. Neither the Plan nor the granting of any Options hereunder nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that a Participant has a right to continue as a Director for any period of time.

         7. RECAPITALIZATIONS. If as a result of stock dividend, stock split, stock combination, recapitalization (or other change in corporate or capital structure of Hastings), or as the result of a merger, consolidation, or other reorganization, the common stock of Hastings is increased, reduced, or otherwise changed, the aggregate number of Shares for which Options may be granted under this Plan, the number of Shares covered by each grant and each outstanding Option and exercise price per Share shall be appropriately adjusted, and if by virtue thereof a Participant shall be entitled to new or additional or different Options, such options to which the Participant shall be entitled shall be subject to the same terms, conditions, and restrictions herein contained relating to the original date and terms and conditions governing Options.

         8. ACCELERATION OF VESTING OF STOCK OPTIONS.

         (a) Merger or Consolidation. Subject to the provisions of Section 5(e) hereof, in the event of a dissolution or a liquidation of Hastings or a merger or consolidation of Hastings in which Hastings is not the surviving corporation, any unexercised Options granted prior to the date of such dissolution, liquidation, merger or consolidation shall automatically become vested and exercisable immediately prior to such date.

         (b) Change in Control. Subject to the provisions of Section 5(e) hereof, in the event of a Change in Control, as hereinafter defined, any unexercised Options granted prior to the date of such event shall automatically become vested and exercisable immediately prior to such date.

         A "Change in Control" shall be deemed to have occurred if (a) absent prior approval by the Board of Directors, thirty percent (30%) or more of Hastings' outstanding securities entitled to vote in elections of Directors shall be beneficially owned, directly or indirectly, by any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act); or (b) individuals currently constituting the Board of Directors (or the successors of such individuals nominated by the Board of Directors on which such individuals or such successors constituted a majority) cease to constitute a majority of the Board of Directors.

         9. ADMINISTRATIVE COMMITTEE. The Committee shall have full power and authority to construe and administer the Plan; provided that the Committee shall have no power to change (i) the number of shares authorized under the Plan, (ii) the eligibility provisions of Section 3 of this Plan, (iii) the dates of grants or the amounts of grants under Section 5(a) of this Plan; (iv) the Option exercise price under Section 5(b)(ii) of this Plan, (v) the exercisability and vesting of Options under Section 5(c) of this Plan or (vi) the terms of Options under Section 5(e) of this Plan. Any action taken under the provisions of the Plan by the Committee arising out of or in connection with the administration, construction, or effect of the Plan or any rules adopted thereunder shall, in each case, lie within the discretion of the Committee and shall be conclusive and binding upon Hastings and upon all Participants, and all persons claiming under or through any of them. The Committee shall have as members the Chief Executive Officer of Hastings and two other officers of Hastings designated by the Chief Executive Officer. In the absence of such designation, the other members of the Committee shall be the Chief Financial Officer and the most senior Vice President (other than the Chief Financial Officer) of Hastings.

         10. APPROVAL; EFFECTIVE DATE. The Plan is subject to the approval of a majority of the holders of Hastings' common stock present and entitled to vote at a meeting of shareholders. Subject to the receipt of such approval, the Plan shall be effective June 19, 2002.

         11. AMENDMENT. The Plan may be amended or repealed by the Board of Directors of Hastings, except that any amendment which would materially increase the benefits accruing to Participants, increase the number of Shares which may be issued under the Plan, or materially modify the requirements as to eligibility for participation in the Plan shall require the approval of a majority of the holders of Hastings' common stock present and entitled to vote at a meeting of shareholders, and provided further, that any such action shall not adversely affect any Participant's rights under the Plan with respect to Options outstanding prior to such action. In no event shall the provisions of the Plan be amended more than once every six months, other than to comport with changes in the Code, ERISA, or the rules thereunder.

         12. EXPENSES OF THE PLAN. All costs and expenses of the adoption and administration of the Plan shall be borne by Hastings and none of such expenses shall be charged to any Participant.

         13. COMPLIANCE WITH RULE 16b-3. It is the intention of Hastings that the Plan comply in all respects with Rule 16b-3 under Section 16(b) of the Exchange Act. Accordingly, if any Plan provision is later found to not be in compliance with Rule 16b-3, that provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3.

                                     ANNEX B

                          HASTINGS ENTERTAINMENT, INC.
                   2002 STOCK GRANT PLAN FOR OUTSIDE DIRECTORS


         1. PURPOSE. The purpose of this Stock Grant Plan for Outside Directors (the "Plan") is to enable Hastings Entertainment, Inc. ("Hastings") to attract and retain persons of outstanding competence to serve on its Board of Directors and strengthen the link between the Directors and Hastings stockholders by paying the Outside Directors a portion of their compensation in Hastings' common stock (the "Award").

         2. DEFINITIONS.

         (a) The terms "Outside Director" or "Participant" mean a member of the Board of Directors of Hastings who is not an employee within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA") of Hastings or any of its subsidiaries. A Director of Hastings who is also an employee of Hastings or any of its subsidiaries shall become eligible to participate in the Plan and shall be entitled to receive Awards hereunder upon the termination of such employment.

         (b) The term "Committee" shall mean the Administrative Committee established pursuant to Section 8 hereof.

         (c) The term "Market Value" (i) if Hastings' common stock is publicly traded on a national market on the date in question, shall be the average of the high and low sale price for Hastings' common stock on the date in question (or the most recent date prior thereto that sales take place), or (ii) if Hastings' common stock is not publicly traded on a national market on the date in question, the price as determined in the most recent valuation prepared for the Company's Associates' Stock Ownership Plan.

         3. ELIGIBILITY. All Outside Directors of Hastings shall be eligible to receive an Award hereunder.

         4. SHARES SUBJECT TO THE PLAN. Subject to adjustment in accordance with
Section 7 hereof, the total number of shares of common stock which may be granted under the Program is 50,000 (the "Shares"). The Shares shall be either authorized and unissued or treasury shares.

         5. STOCK GRANT AWARD.

         (a) Annual Grants. Effective June 19, 2002, each Outside Director shall automatically receive a grant of common stock with a value of $10,000.00, the number of shares in such grant to be based upon the Market Value of the common stock of Hastings on such date. Outside Directors who are elected or appointed to the Board of Directors after such date shall automatically receive a grant of stock with a Market Value of $10,000.00 on the date of each such director's initial election or appointment to the Board of Directors. (Any grant effective June 19, 2002 and any initial grant to an Outside Director elected or appointed to the Board of Directors after June 19, 2002, is defined as the "Initial Grant"). Subject to the provisions hereof, on June 19th of each and every year after the Initial Grant, each such Outside Director, so long as he or she remains an Outside Director, shall automatically receive an additional grant of Hastings' common stock with a Market Value of $10,000.00 on the date of grant ("Annual Grant"). Initial Grants and Annual Grants are referred to as "Grants."

         (b) Vesting. All shares granted shall be fully vested on the date of grant.

         (c) Service as a Director. In the event that an Outside Director is subject to re-election in a calendar year but does not intend to stand for re-election in such calendar year, he or she shall not receive an Annual Grant for such calendar year.

         6. NO EFFECT ON DIRECTORSHIP. Neither the Plan nor the granting of any Award hereunder nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that a Participant has a right to continue as a Director for any period of time.

         7. RECAPITALIZATIONS. If as a result of stock dividend, stock split, stock combination, recapitalization (or other change in corporate or capital structure of Hastings), or as the result of a merger, consolidation, or other reorganization, the common stock of Hastings is increased, reduced, or otherwise changed, the aggregate number of Shares authorized to be issued under the Plan shall be appropriately adjusted.

         8. ADMINISTRATIVE COMMITTEE. The Committee shall have full power and authority to construe and administer the Plan; provided that the Committee shall have no power to change (i) the number of Shares authorized under this Plan,
(ii) the eligibility provisions of Section 5 of this Plan, or (iii) the dates of grants or the amounts of grants under Section 5 of this Plan. Any action taken under the provisions of the Plan by the Committee arising out of or in connection with the administration, construction, or effect of the Plan or any rules adopted thereunder shall, in each case, lie within the discretion of the Committee and shall be conclusive and binding upon Hastings and upon all Participants, and all persons claiming under or through any of them. The Committee shall have as members the Chief Executive Officer of Hastings and two other officers of Hastings designated by the Chief Executive Officer. In the absence of such designation, the other members of the Committee shall be the Chief Financial Officer and the most senior Vice President (other than the Chief Financial Officer) of Hastings.

         9. EFFECTIVE DATE. The Plan is subject to the approval of a majority of the holders of Hastings' common stock present and entitled to vote at a meeting of shareholders. Subject to the receipt of such approval, the Plan shall be effective as of June 19, 2002.

         10. AMENDMENT. The Plan may be amended or repealed by the Board of Directors of Hastings, provided that any such action shall not adversely affect any Participant's rights under the Plan with respect to Awards which were made prior to such action. In no event shall the provisions of the Plan be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, ERISA, or the rules thereunder.

         11. EXPENSES OF THE PLAN. All costs and expenses of the adoption and administration of the Plan shall be borne by Hastings and none of such expenses shall be charged to any Participant.

         12. COMPLIANCE WITH RULE 16b-3. It is the intention of Hastings that the Plan comply in all respects with Rule 16b-3 under Section 16(b) of the Securities Exchange Act of 1933 (the "Exchange Act"). Accordingly, if any Plan provision is later found to not be in compliance with Rule 16b-3, that provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3.

                                     ANNEX C

                          HASTINGS ENTERTAINMENT, INC.
                            2002 INCENTIVE STOCK PLAN


I.       PURPOSE

         This 2002 Incentive Stock Plan (the "Plan") is intended to attract, retain and provide incentives to Employees, officers, Directors and consultants of the Company, and to thereby increase overall shareholders' value. The Plan generally provides for the granting of stock, stock options, stock appreciation rights, restricted shares, other stock-based awards or any combination of the foregoing to the eligible participants.

II.      DEFINITIONS

         (a) "Award" includes, without limitation, stock options (including incentive stock options within the meaning of Section 422(b) of the Code), stock appreciation rights, stock awards, restricted share awards, dividend equivalent rights, or other awards that are valued in whole or in part by reference to, or are otherwise based on, the Common Stock ("other Common Stock-based Awards"), all on a stand alone, combination or tandem basis, as described in or granted under this Plan.

         (b) "Award Agreement" means a written agreement setting forth the terms and conditions of each Award made under this Plan.

         (c) "Board" means the Board of Directors of the Company.

         (d) "Change in Control" means:

               (i) An acquisition by any person (as the term "person" is used in Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act")) who is not as of the effective date of the Plan the beneficial holder of at least 10 % of the Company's then outstanding common stock, of beneficial ownership (as defined in Rule 13d-3 promulgated under the Exchange Act) of 30 % or more of either (x) the then outstanding common stock (the "Outstanding Company Common Stock") or (y) the combined voting power of the then outstanding capital stock entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (1) any acquisition of Outstanding Company Common Stock and Outstanding Company Voting Securities by the Company, (2) any acquisition of Outstanding Company Common Stock and Outstanding Company Voting Securities by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (3) any acquisition of Outstanding Company Common Stock and Outstanding Company Voting Securities by any person pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) of this definition; or

               (ii) A change in the composition of the Board such that the individuals who, as of the effective date of the Plan, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") ceased for any reason to constitute at least a majority of the Board; provided, however, for purposes of this definition, that any individual who becomes a Director subsequent to such effective date whose election, or nomination for election by the Company's stockholders was approved by a vote of at least a majority of those individuals who are Directors and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person or legal entity other than the Board shall not be so considered as a member of the Incumbent Board; or

               (iii) The approval by the stockholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Corporate

     Transaction"); excluding, however, a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the Beneficial Owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding common stock, and the combined voting power of the then outstanding capital stock entitled to vote generally in the election of directors, as the case may be, of the company resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no person (other then the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 30% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed with respect to the Company prior to the Corporate Transaction and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the board of directors of the company resulting from such Corporate Transaction; or

               (iv) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

          (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (f) "Committee" means the Compensation Committee of the Board or such other committee of the Board as may be designated by the Board from time to time to administer this Plan. All members of the Compensation Committee or such other committee, which in either case may not be less than two Directors, are intended at all times to qualify as "outside directors" within the meaning of Section 162(m) of the Code and as "Non-Employee Directors" within the meaning of Rule 16b-3 under Section 16 of the Exchange Act; provided, however, that the failure of a member of such Committee to so qualify shall not be deemed to invalidate any Award made by such Committee.

         (g) "Common Stock" means the $.01 par value Class A Common Stock of the Company.

         (h) "Company" means Hastings Entertainment, Inc., a Texas corporation.

         (i) "Director" means a member of the Board.

         (j) "Employee" means an employee of the Company or a Subsidiary.

         (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (l) "Fair Market Value" shall mean (i) if Hastings' common stock is publicly traded on a national market on the date in question, the average of the high and low sale price for Hastings' common stock on the date in question (or the most recent date prior thereto that sales take place), or (ii) if Hastings' common stock is not publicly traded on a national market on the date in question, the price as determined in the most recent valuation prepared for the Company's Associates' Stock Ownership Plan..

         (m) "Participant" means an Employee, officer, Director or consultant who has been granted an Award under the Plan.

         (n) "Plan Year" means a calendar year.

         (o) "Subsidiary" means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than 50% by reason of stock ownership or otherwise.


III.     ELIGIBILITY

         Any Employee, officer, Director or consultant of the Company or Subsidiary selected by the Committee is eligible to receive an Award pursuant to
Section VI hereof.

IV.      PLAN ADMINISTRATION

         (a) Except as otherwise determined by the Board, the Plan shall be administered by the Committee. For purposes of any action taken by the Committee, a majority of the members will constitute a quorum, and the actions of the members present at a meeting at which a quorum is present, or actions unanimously approved in writing, will be the acts of the Committee. The Board or the Committee shall periodically make determinations with respect to the participation of Employees, officers, Directors and consultants in the Plan and, except as otherwise required by law or this Plan, the grant terms of Awards, including vesting schedules, retirement and termination rights, payment alternatives such as cash, stock, contingent award or other means of payment consistent with the purposes of this Plan, and such other terms and conditions as the Board or the Committee deems appropriate which shall be contained in an Award Agreement with respect to a Participant; provided, however, that only the Committee may make Awards intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code.

         (b) The Committee shall have authority to interpret and construe the provisions of the Plan and any Award Agreement and make determinations pursuant to any Plan provision or Award Agreement which shall be final and binding on all persons. No member of the Committee shall be liable for any action or determination made in good faith, and the members shall be entitled to indemnification and reimbursement in the manner provided in the Company's Certificate of Incorporation, as it may be amended from time to time.

         (c) The Committee shall have the authority at any time to provide for the conditions and circumstances under which Awards shall be forfeited. The Committee shall have the authority to accelerate the vesting of any Award and the time at which any Award becomes exercisable.

V.       CAPITAL STOCK SUBJECT TO THE PROVISIONS OF THIS PLAN

         (a) The capital stock subject to the provisions of this Plan shall be shares of authorized but unissued Common Stock and shares of Common Stock held as treasury stock. Subject to adjustment in accordance with the provisions of Section X, and subject to Section V(c) below, the maximum number of shares of Common Stock that shall be available for grants of Awards under this Plan shall be 500,000.

         (b) The grant of a restricted share Award shall be deemed to be equal to the maximum number of shares which may be issued under the Award. Awards payable only in cash will not reduce the number of shares available for Awards granted under the Plan.

         (c) There shall be carried forward and be available for Awards under the Plan, in addition to shares available for grant under paragraph (a) of this Section V, all of the following: (i) any unused portion of the limit set forth in paragraph (a) of this Section V; (ii) shares represented by Awards which are cancelled, forfeited, surrendered, terminated, paid in cash or expire unexercised; and (iii) the excess amount of variable Awards which become fixed at less than their maximum limitations.

         (d) No Participant may be awarded options for more than 50,000 shares of Common Stock in any Plan Year.

VI.      AWARDS UNDER THIS PLAN

         As the Board or Committee may determine, the following types of Awards and other Common Stock-based Awards may be granted under this Plan on a stand alone, combination or tandem basis:

         (a) Stock Option. A right to buy a specified number of shares of Common Stock at a fixed exercise price during a specified time. Unless otherwise specifically provided in an Award Agreement, (i) the exercise price of each share of Common Stock covered by a stock option shall not be less than the Fair Market Value of the Common Stock on the date of the grant of such stock option and (ii) 20% of the shares covered by the stock option shall become exercisable on the first anniversary of its grant and an additional 20% of such shares shall become exercisable on each of the second, third, fourth and fifth anniversary of its grant.

         (b) Incentive Stock Option. An Award which may be granted only to Employees in the form of a stock option which shall comply with the requirements of Code Section 422 or any successor section as it may be amended from time to time. The exercise price of any incentive stock option shall not be less than 100 % of the Fair Market Value of the Common Stock on the date of grant of the incentive stock option Award. An Employee who owns stock representing 10% of the voting power or value of all classes of stock of the Company or a Subsidiary shall only be granted an incentive stock option (i) with an exercise price of at least 110% of the Fair Market Value of the Common Stock on the date of the grant of such option and (ii) that expires [5] years from the date of its grant. Subject to adjustment in accordance with the provisions of Section X, the aggregate number of shares which may be subject to incentive stock option Awards under this Plan shall not exceed the maximum number of shares provided in paragraph (a) of
     Section V above. To the extent that Code Section 422 requires certain provisions to be set forth in a written plan, said provisions are incorporated herein by this reference. Award agreements intended to be incentive stock options shall expressly (i) include the limitations on assignability referred to in Section VIII(a) and (ii) provide that the option shall expire no later than the earlier of (A) 10 years after the date the option is granted, (B) one year after the Participant's termination of employment due to disability and (C) three months following the Participant's termination of employment for any other reason, except death.

         (c) Stock Option in Lieu of Compensation Election. A right given to a Director, officer or key Employee to elect to exchange annual retainers, fees or compensation for stock options.

         (d) Stock Appreciation Right. A right which may or may not be contained in the grant of a stock option or incentive stock option to receive the excess of the Fair Market Value of a share of Common Stock on the date the option is surrendered over the option exercise price or other specified amount contained in the Award Agreement.

         (e) Restricted Shares. A transfer of Common Stock to a Participant subject to forfeiture until such restrictions, terms and conditions as the Committee may determine are fulfilled.

         (f) Dividend Equivalent Right. A right to receive dividends or their equivalent in value in Common Stock, cash or in a combination of both with respect to any new or previously existing Award.

         (g) Stock Award. An unrestricted transfer of Common Stock to a Participant.

         (h) Other Stock-Based Awards. Other Common Stock-Based Awards which are related to or serve a similar function to those Awards set forth in this Section.

VII.     AWARD AGREEMENTS

         Each Award under the Plan shall be evidenced by an Award Agreement setting forth the terms and conditions of the Award and executed by the Company and Participant.

VIII.    OTHER TERMS AND CONDITIONS

         (a) Assignability. Unless provided to the contrary in any Award Agreement, no Award of a stock option, stock appreciation right, dividend equivalent right or other similar right and no Award of restricted shares (unless the restriction has expired or been satisfied) (collectively, an "Outstanding Award") shall be assignable or transferable except by will, by the laws of descent and distribution and during the lifetime of a Participant. The Outstanding Award shall be exercisable by and accrue to the benefit of, only such Participant. No Outstanding Award granted under the Plan shall be subject to execution, attachment or process.

         (b) Termination of Employment or Other Relationship. Except as otherwise expressly provided in this Plan, the Committee shall determine the disposition of the grant of each Outstanding Award in the event of the retirement, disability, death or other termination of a Participant's employment or other relationship with the Company or a Subsidiary.

         (c) Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to shares covered by an Award until the date the Participant is the holder of record of such shares. No adjustment will be made for dividends or other rights for which the record date is prior to the date upon which the Participant becomes the holder of record of such shares.

         (d) No Obligation to Exercise. The grant of an Award shall impose no obligation upon the Participant to exercise any rights under the Award.

         (e) Payments by Participants. The Committee may determine that Awards for which a payment is due from a Participant may be payable: (i) in U.S. dollars by personal check, bank draft or money order payable to the order of the Company, by money transfers or direct account debits; (ii) pursuant to a broker-assisted "cashless exercise" program if established by the Company; (iii) by a combination of the methods described in (i) and (ii) above; or (iv) by such other methods as the Committee may deem appropriate.

         (f) Withholding. Except as otherwise provided by the Committee, (i) the deduction of withholding and any other taxes required by law will be made from all amounts paid in cash and (ii) in the case of payments of Awards in shares of Common Stock, the Participant shall be required to pay the amount of any taxes required to be withheld prior to receipt of such stock, or alternatively, a number of shares the Fair Market Value of which equals the amount required to be withheld may be deducted from the payment.

         (g) Change in Control. In the event of a Change in Control, all unvested, unexercisable or potentially forfeitable Awards shall vest, become immediately exercisable and/or cease to be subject to any risk of forfeiture, as the case may be.

         (h) Payment of Taxes. Except to the extent withholding obligations are met pursuant to subsection (f) above, Participants shall pay to Hastings, in cash, any federal, state or local taxes of any kind required by law to be withheld with respect to any Shares granted hereunder.

IX.      TERMINATION, MODIFICATION AND AMENDMENTS

         (a) The Board may at any time terminate the Plan or from time to time make such modifications or amendments of the Plan as it may deem advisable; provided, however, that the Board shall not make any material amendments to the Plan which require stockholder approval under applicable law, rule or regulation unless the same shall be approved by the requisite vote of the Company's stockholders.

         (b) No termination, modification or amendment of the Plan may adversely affect the rights conferred by an Award prior to such termination, modification or amendment without the consent of the recipient thereof.

X.       RECAPITALIZATION

         The aggregate number of shares of Common Stock as to, or upon the basis of, which Awards may be granted to Participants under the Plan, the number of shares thereof covered by each outstanding Award, and the price per share thereof in each such Award, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares, effected without receipt of consideration by the Company, or other change in corporate or capital structure; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated. The Committee may also make the foregoing changes and any other changes, including changes in the classes of securities available, to the extent it is deemed necessary or desirable to preserve the intended benefits of the Plan for the Company and the Participants in the event of any other reorganization, recapitalization, merger, consolidation, spin-off, extraordinary dividend or other distribution or similar transaction.

XI.      NO RIGHT TO EMPLOYMENT

         No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of, or in the other relationship with, the Company or a Subsidiary. Further, the Company and each Subsidiary expressly reserve the right at any time to dismiss a Participant free from any liability, or any, claim under the Plan, except as provided herein or in any Award Agreement issued hereunder.

XII.     GOVERNING LAW

         To the extent that federal laws do not otherwise control, the Plan shall be construed in accordance with and governed by the laws of the State of Texas.

XIII.    SAVINGS CLAUSE

         This Plan is intended to comply in all respects with applicable laws and regulations, including, with respect to those Employees who are officers or directors, Section 16 of the Exchange Act and Rule 16b-3 under the Exchange Act. In case any one more of the provisions of this Plan shall not so comply, and the remaining provisions of this Plan shall not be affected or impaired thereby, the non-complying provision shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Plan to be construed in compliance with all applicable laws (including Rule 16b-3) so as to foster the intent of this Plan.

XIV.     EFFECTIVE DATE AND TERM

         The Plan shall become effective June 19, 2002, subject to approval of the Plan by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company entitled to vote thereon within one year following adoption of the Plan by the Board. All Awards granted prior to such approval by the stockholders shall be subject to such approval and shall not be exercisable and/or transferable prior thereto. In the event such approval is not obtained within such one-year period, the Plan and all Awards granted thereunder shall be null and void. The Plan shall terminate on the tenth anniversary of the date on which it becomes effective. No Award shall be granted after the termination of the Plan.

                                      PROXY

                          HASTINGS ENTERTAINMENT, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF HASTINGS ENTERTAINMENT, INC. (THE "COMPANY") FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
JUNE 19, 2002, AT 4:00 P.M. CENTRAL TIME AT OUR CORPORATE OFFICES, 3601 PLAINS BOULEVARD, AMARILLO, TEXAS, 79102. The undersigned hereby appoint(s) Stephenie Brown and Jerry M. McKee, or either of them, with full power of substitution, and with discretionary authority, the proxies of the undersigned to vote all shares of Common Stock the undersigned would be entitled to vote at the Annual Meeting of Shareholders of the Company to be held on June 19, 2002, and at any adjournment thereof, upon the matters listed below, and in accordance with her or his best judgment with respect to any other matters which may properly come before the meeting.

The proxy, when duly executed, will be voted in the manner directed herein, and in the absence of specific directions to the contrary, this proxy will be voted
(i) for the election of the two nominees for director, (ii) for the approval of the Hastings Entertainment, Inc. 2002 Stock Option Plan for Outside Directors,
(iii) for the approval of the Hastings Entertainment, Inc. 2002 Stock Grant Plan, (iv) for the approval of the Hastings Entertainment, Inc. 2002 Incentive Stock Plan, and (v) in the discretion of the proxy holders on any other matters that may properly come before the meeting and any adjournments thereof.

This proxy is solicited on behalf of the Board of Directors of the Company and may be revoked prior to its exercise. The Board of Directors request that you promptly execute and mail this Proxy.

     Dated this          day of             , 2002.
                --------        ------------

                              ------------------------------------------------

                              ------------------------------------------------
                              (Please sign exactly as your name appears on the stock certificate. If shares are held jointly, each shareholder should sign. When signing as executor, administrator, trustee, guardian, or other capacity, please give title as such.)

     The Board of Directors recommends a vote "For" Proposals 1, 2, 3 and 4.

     1. Election of Directors of the two nominees listed below (except as indicated on the contrary below):

          INSTRUCTION: TO VOTE FOR ALL THE NOMINEES LISTED BELOW, CHECK THE "FOR" BOX. TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CHECK THE "WITHHOLD" BOX AND MARK THROUGH THE NOMINEE'S NAME.

FOR all nominees listed to     WITHHOLD AUTHORITY TO vote one or more nominees
the right                      listed to the right, but vote FOR the remaining nominees

                                              [ ]    Stephen S. Marmaduke
           [ ]
                                              [ ]    Daryl L. Lansdale


                                                                          For    Against   Abstain
     2.   Approval of the Hastings Entertainment, Inc. 2002 Stock
          Option Plan for Outside Directors                                [ ]     [ ]       [ ]

     3.   Approval of the Hastings Entertainment, Inc. 2002 Stock Grant
          Plan for Outside Directors                                       [ ]     [ ]       [ ]

     4.   Approval of the Hastings Entertainment, Inc. 2002 Incentive
          Stock Plan                                                       [ ]     [ ]       [ ]